EXHIBIT II

Corporate Use# EUROPEAN INVESTMENT BANK Schedule of debts evidenced by certificates as of December 31, 2025 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) AUD 21770100 02/07/2015 TF 3.65 02/07/2040 -65,000,000.00 -65,000,000.00 -36,971,730.85 -43,441,783.75 AUD 21820100 27/07/2015 TF 3.73 27/07/2040 -78,712,312.00 -98,026,460.80 -55,757,044.99 -65,514,527.86 AUD 22130100 17/02/2016 TF 3.10 17/08/2026 -150,000,000.00 -150,000,000.00 -85,319,378.87 -100,250,270.17 AUD 22130200 23/05/2016 TF 3.10 17/08/2026 -100,000,000.00 -100,000,000.00 -56,879,585.92 -66,833,513.46 AUD 22130300 25/11/2016 TF 3.10 17/08/2026 -100,000,000.00 -100,000,000.00 -56,879,585.92 -66,833,513.46 AUD 22130400 31/01/2017 TF 3.10 17/08/2026 -150,000,000.00 -150,000,000.00 -85,319,378.87 -100,250,270.17 AUD 22130500 30/03/2017 TF 3.10 17/08/2026 -100,000,000.00 -100,000,000.00 -56,879,585.92 -66,833,513.46 AUD 22130600 30/05/2017 TF 3.10 17/08/2026 -200,000,000.00 -200,000,000.00 -113,759,171.83 -133,667,026.90 AUD 22130700 22/02/2019 TF 3.10 17/08/2026 -300,000,000.00 -300,000,000.00 -170,638,757.75 -200,500,540.36 AUD 22130800 25/01/2021 TF 3.10 17/08/2026 -100,000,000.00 -100,000,000.00 -56,879,585.92 -66,833,513.46 AUD 22130900 01/12/2022 TF 3.10 17/08/2026 -300,000,000.00 -300,000,000.00 -170,638,757.75 -200,500,540.36 AUD 22131000 01/02/2023 TF 3.10 17/08/2026 -150,000,000.00 -150,000,000.00 -85,319,378.87 -100,250,270.17 AUD 23100100 03/08/2017 TF 3.30 03/02/2028 -200,000,000.00 -200,000,000.00 -113,759,171.83 -133,667,026.90 AUD 23100200 28/09/2017 TF 3.30 03/02/2028 -125,000,000.00 -125,000,000.00 -71,099,482.40 -83,541,891.82 AUD 23100300 16/01/2018 TF 3.30 03/02/2028 -175,000,000.00 -175,000,000.00 -99,539,275.35 -116,958,648.54 AUD 23100400 05/02/2018 TF 3.30 03/02/2028 -400,000,000.00 -400,000,000.00 -227,518,343.67 -267,334,053.81 AUD 23100500 12/03/2018 TF 3.30 03/02/2028 -200,000,000.00 -200,000,000.00 -113,759,171.83 -133,667,026.90 AUD 23100600 18/05/2018 TF 3.30 03/02/2028 -150,000,000.00 -150,000,000.00 -85,319,378.87 -100,250,270.17 AUD 23100700 06/08/2019 TF 3.30 03/02/2028 -150,000,000.00 -150,000,000.00 -85,319,378.87 -100,250,270.17 AUD 23100800 03/02/2020 TF 3.30 03/02/2028 -150,000,000.00 -150,000,000.00 -85,319,378.87 -100,250,270.17 AUD 23100900 02/07/2021 TF 3.30 03/02/2028 -125,000,000.00 -125,000,000.00 -71,099,482.40 -83,541,891.82 AUD 23101000 10/08/2022 TF 3.30 03/02/2028 -125,000,000.00 -125,000,000.00 -71,099,482.40 -83,541,891.82 AUD 23101100 10/08/2022 TF 3.30 03/02/2028 -50,000,000.00 -50,000,000.00 -28,439,792.96 -33,416,756.73 AUD 23101200 20/12/2022 TF 3.30 03/02/2028 -100,000,000.00 -100,000,000.00 -56,879,585.92 -66,833,513.46 AUD 23510100 18/06/2018 TF 3.30 25/05/2029 -250,000,000.00 -250,000,000.00 -142,198,964.79 -167,083,783.63 AUD 23510200 05/07/2019 TF 3.30 25/05/2029 -100,000,000.00 -100,000,000.00 -56,879,585.92 -66,833,513.46 AUD 23510300 05/06/2023 TF 3.30 25/05/2029 -550,000,000.00 -550,000,000.00 -312,837,722.54 -367,584,323.98 AUD 24520100 26/05/2020 TF 1.40 28/05/2030 -350,000,000.00 -350,000,000.00 -199,078,550.71 -233,917,297.08 AUD 24520200 26/02/2021 TF 1.40 28/05/2030 -100,000,000.00 -100,000,000.00 -56,879,585.92 -66,833,513.46 AUD 24850100 15/01/2021 TF 0.75 15/07/2027 -1,250,000,000.00 -1,250,000,000.00 -710,994,823.96 -835,418,918.15 AUD 24950100 27/01/2021 TF 1.30 27/01/2031 -300,000,000.00 -300,000,000.00 -170,638,757.75 -200,500,540.36 AUD 24950200 16/02/2021 TF 1.30 27/01/2031 -100,000,000.00 -100,000,000.00 -56,879,585.92 -66,833,513.46 AUD 24950300 25/02/2021 TF 1.30 27/01/2031 -100,000,000.00 -100,000,000.00 -56,879,585.92 -66,833,513.46 AUD 24950400 30/04/2021 TF 1.30 27/01/2031 -100,000,000.00 -100,000,000.00 -56,879,585.92 -66,833,513.46 AUD 25000100 19/02/2021 TF 1.90 19/02/2036 -200,000,000.00 -200,000,000.00 -113,759,171.83 -133,667,026.90 AUD 25440100 19/01/2022 TF 1.80 19/01/2027 -1,500,000,000.00 -1,500,000,000.00 -853,193,788.75 -1,002,502,701.78 AUD 25610100 29/03/2022 TF 3.00 29/03/2032 -200,000,000.00 -200,000,000.00 -113,759,171.83 -133,667,026.90 AUD 25680100 28/07/2022 TF 4.14 28/07/2032 -107,000,000.00 -107,000,000.00 -60,861,156.93 -71,511,859.39 AUD 25860100 20/01/2023 TF 4.75 20/01/2033 -225,000,000.00 -225,000,000.00 -127,979,068.31 -150,375,405.26 AUD 25930100 21/02/2023 TF 4.20 21/08/2028 -1,500,000,000.00 -1,500,000,000.00 -853,193,788.75 -1,002,502,701.78 AUD 26030100 02/06/2023 TF 4.55 02/06/2033 -450,000,000.00 -450,000,000.00 -255,958,136.62 -300,750,810.53 AUD 26030200 05/02/2024 TF 4.55 02/06/2033 -250,000,000.00 -250,000,000.00 -142,198,964.79 -167,083,783.63 AUD 26030300 16/10/2024 TF 4.55 02/06/2033 -300,000,000.00 -300,000,000.00 -170,638,757.75 -200,500,540.36 AUD 26280100 19/03/2024 TF 4.25 19/03/2029 -1,500,000,000.00 -1,500,000,000.00 -853,193,788.75 -1,002,502,701.78 AUD 26590100 07/03/2025 TF 4.10 07/03/2028 -650,000,000.00 -650,000,000.00 -369,717,308.46 -434,417,837.44 AUD 26600100 07/03/2025 TF 4.85 07/03/2035 -500,000,000.00 -500,000,000.00 -284,397,929.58 -334,167,567.26 AUD 26600200 10/10/2025 TF 4.85 07/03/2035 -300,000,000.00 -300,000,000.00 -170,638,757.75 -200,500,540.36 1

Corporate Use# AUD 26600300 10/10/2025 TF 4.85 07/03/2035 -50,000,000.00 -50,000,000.00 -28,439,792.96 -33,416,756.73 AUD 26600400 10/10/2025 TF 4.85 07/03/2035 -25,000,000.00 -25,000,000.00 -14,219,896.48 -16,708,378.36 -14,700,712,312.00 -14,720,026,460.80 -8,372,690,097.72 -9,837,910,864.82 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) BRL 25510300 12/01/2023 TF 9.25 28/01/2027 -150,000,000.00 -150,000,000.00 -23,304,953.08 -27,383,319.87 BRL 25510400 22/02/2023 TF 9.25 28/01/2027 -100,000,000.00 -100,000,000.00 -15,536,635.39 -18,255,546.58 BRL 25510500 11/10/2023 TF 9.25 28/01/2027 -100,000,000.00 -100,000,000.00 -15,536,635.39 -18,255,546.58 BRL 26570100 20/02/2025 TF 12.60 20/02/2035 -228,975,000.00 -228,975,000.00 -35,575,010.88 -41,800,637.78 BRL 26570200 20/02/2025 TF 12.60 20/02/2035 -137,385,000.00 -137,385,000.00 -21,345,006.53 -25,080,382.67 BRL 26570300 21/03/2025 TF 13.13 20/02/2035 -73,470,000.00 -73,470,000.00 -11,414,766.02 -13,412,350.07 BRL 26570400 16/04/2025 TF 13.18 20/02/2035 -103,250,000.00 -103,250,000.00 -16,041,576.04 -18,848,851.85 BRL 26570500 21/07/2025 TF 12.14 20/02/2035 -116,550,000.00 -116,550,000.00 -18,107,948.54 -21,276,839.53 BRL 26570600 21/07/2025 TF 12.14 20/02/2035 -99,900,000.00 -99,900,000.00 -15,521,098.75 -18,237,291.03 BRL 26570700 09/09/2025 TF 11.80 20/02/2035 -174,000,000.00 -174,000,000.00 -27,033,745.57 -31,764,651.04 BRL 26850100 03/07/2025 TF 11.00 03/07/2030 -160,000,000.00 -160,000,000.00 -24,858,616.62 -29,208,874.53 BRL 26850200 29/08/2025 TF 11.00 03/07/2030 -65,000,000.00 -65,000,000.00 -10,098,813.00 -11,866,105.28 BRL 26850300 07/10/2025 TF 11.00 03/07/2030 -160,000,000.00 -160,000,000.00 -24,858,616.62 -29,208,874.53 BRL 26950100 29/09/2025 TF 11.00 29/09/2031 -100,000,000.00 -100,000,000.00 -15,536,635.39 -18,255,546.58 BRL 26970100 27/10/2025 TF 11.00 12/01/2032 -200,000,000.00 -200,000,000.00 -31,073,270.77 -36,511,093.15 -1,968,530,000.00 -1,968,530,000.00 -305,843,328.59 -359,365,911.09 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) CAD 07810100 15/11/2004 TF 5.40 05/01/2045 -222,300,000.00 -222,300,000.00 -138,177,523.62 -162,358,590.25 CAD 12920100 30/01/2007 TF 4.60 30/01/2037 -284,303,000.00 -207,516,400.00 -128,988,314.27 -151,561,269.27 CAD 13080100 21/03/2007 TF 4.52 28/05/2037 -183,019,121.04 -239,286,526.60 -148,736,030.95 -174,764,836.37 CAD 13080200 21/03/2007 TF 4.54 28/05/2037 -91,192,397.14 -74,606,626.44 -46,374,084.06 -54,489,548.77 CAD 24920100 28/01/2021 TF 1.00 28/01/2028 -1,000,000,000.00 -1,000,000,000.00 -621,581,302.83 -730,358,030.83 CAD 26040100 15/06/2023 TF 3.90 15/06/2028 -700,000,000.00 -700,000,000.00 -435,106,911.98 -511,250,621.58 CAD 26690100 10/04/2025 TF 2.65 10/04/2028 -750,000,000.00 -750,000,000.00 -466,185,977.13 -547,768,523.13 -3,230,814,518.18 -3,193,709,553.04 -1,985,150,144.84 -2,332,551,420.19 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) CHF 12040100 30/06/2006 TF 3.13 30/06/2036 -218,200,000.00 -218,200,000.00 -234,270,989.91 -275,268,413.14 CHF 12040200 21/07/2006 TF 3.13 30/06/2036 -75,000,000.00 -75,000,000.00 -80,523,942.45 -94,615,632.38 CHF 12040300 16/11/2007 TF 3.13 30/06/2036 -75,000,000.00 -75,000,000.00 -80,523,942.45 -94,615,632.38 CHF 12040400 06/02/2009 TF 3.13 30/06/2036 -222,500,000.00 -222,500,000.00 -238,887,695.94 -280,693,042.73 CHF 13550100 15/10/2007 TF 3.38 15/10/2027 -200,000,000.00 -200,000,000.00 -214,730,513.21 -252,308,353.02 CHF 17110100 23/04/2010 TF 2.63 23/04/2030 -100,000,000.00 -100,000,000.00 -107,365,256.60 -126,154,176.51 CHF 17660100 06/10/2010 TF 2.00 06/10/2031 -50,000,000.00 -50,000,000.00 -53,682,628.30 -63,077,088.25 CHF 17810100 30/11/2010 TF 2.00 30/11/2035 -100,000,000.00 -100,000,000.00 -107,365,256.60 -126,154,176.51 CHF 19170100 02/04/2012 TF 1.63 02/04/2026 -150,000,000.00 -150,000,000.00 -161,047,884.90 -189,231,264.76 CHF 19170200 02/04/2012 TF 1.63 02/04/2026 -30,000,000.00 -30,000,000.00 -32,209,576.98 -37,846,252.95 CHF 19170300 21/05/2012 TF 1.63 02/04/2026 -50,000,000.00 -50,000,000.00 -53,682,628.30 -63,077,088.25 CHF 19170400 16/05/2014 TF 1.63 02/04/2026 -75,000,000.00 -75,000,000.00 -80,523,942.45 -94,615,632.38 CHF 19830100 21/02/2013 TF 1.38 21/02/2028 -100,000,000.00 -100,000,000.00 -107,365,256.60 -126,154,176.51 CHF 19830200 30/05/2013 TF 1.38 21/02/2028 -60,000,000.00 -60,000,000.00 -64,419,153.96 -75,692,505.90 CHF 19830300 11/07/2014 TF 1.38 21/02/2028 -100,000,000.00 -100,000,000.00 -107,365,256.60 -126,154,176.51 2

Corporate Use# CHF 20140100 28/06/2013 TF 1.75 28/06/2033 -100,000,000.00 -100,000,000.00 -107,365,256.60 -126,154,176.51 CHF 26070100 18/07/2023 TF 1.46 18/07/2033 -200,000,000.00 -200,000,000.00 -214,730,513.21 -252,308,353.02 CHF 26390100 15/10/2024 TF 0.69 15/10/2032 -150,000,000.00 -150,000,000.00 -161,047,884.90 -189,231,264.76 CHF 26510100 11/02/2025 TF 0.76 11/02/2037 -170,000,000.00 -170,000,000.00 -182,520,936.23 -214,462,100.07 CHF 26650100 11/04/2025 TF 0.94 11/04/2034 -150,000,000.00 -150,000,000.00 -161,047,884.90 -189,231,264.76 -2,375,700,000.00 -2,375,700,000.00 -2,550,676,401.09 -2,997,044,771.28 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) CNY 25750100 29/09/2022 TF 2.60 29/09/2026 -500,000,000.00 -500,000,000.00 -60,781,405.75 -71,418,151.76 CNY 25840100 17/01/2023 TF 2.67 17/01/2026 -1,000,000,000.00 -1,000,000,000.00 -121,562,811.50 -142,836,303.51 CNY 25970100 09/03/2023 TF 2.85 09/03/2026 -400,000,000.00 -400,000,000.00 -48,625,124.60 -57,134,521.41 CNY 26090100 13/07/2023 TF 2.52 13/07/2026 -500,000,000.00 -500,000,000.00 -60,781,405.75 -71,418,151.76 -2,400,000,000.00 -2,400,000,000.00 -291,750,747.60 -342,807,128.43 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) CZK 04150100 21/02/2003 TF 4.70 21/02/2028 -317,500,000.00 -317,500,000.00 -13,099,806.08 -15,392,272.14 CZK 12290100 18/08/2006 TF 4.41 18/08/2030 -876,228,246.60 -1,135,193,312.02 -46,837,203.95 -55,033,714.64 CZK 21090100 25/04/2014 TV 3.79 25/04/2029 -500,000,000.00 -500,000,000.00 -20,629,615.88 -24,239,798.66 CZK 21090200 25/04/2014 TV 3.79 25/04/2029 -500,000,000.00 -500,000,000.00 -20,629,615.88 -24,239,798.66 CZK 21180100 05/06/2014 TV 3.75 05/06/2034 -1,000,000,000.00 -1,000,000,000.00 -41,259,231.75 -48,479,597.31 CZK 25530100 08/02/2022 TF 3.40 08/02/2027 -1,000,000,000.00 -1,000,000,000.00 -41,259,231.75 -48,479,597.31 CZK 25890100 27/01/2023 TF 3.00 27/01/2026 -450,000,000.00 -450,000,000.00 -18,566,654.29 -21,815,818.79 -4,643,728,246.60 -4,902,693,312.02 -202,281,359.58 -237,680,597.51 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) DKK 12160200 25/05/2009 TF 2.00 30/06/2026 -324,154,000.00 -324,154,000.00 -43,400,500.74 -50,995,588.37 DKK 23990100 05/07/2019 TF 0.00 14/11/2031 -3,000,000,000.00 -3,000,000,000.00 -401,665,573.24 -471,957,048.56 DKK 23990200 23/01/2020 TF 0.00 14/11/2031 -1,500,000,000.00 -1,500,000,000.00 -200,832,786.62 -235,978,524.28 -4,824,154,000.00 -4,824,154,000.00 -645,898,860.60 -758,931,161.21 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) EGP 25960100 01/03/2023 TF 14.00 01/03/2026 -600,000,000.00 -600,000,000.00 -10,757,286.04 -12,639,811.10 EGP 25960200 01/03/2023 TF 14.00 01/03/2026 -400,000,000.00 -400,000,000.00 -7,171,524.03 -8,426,540.74 EGP 26290100 02/04/2024 TF 17.50 02/04/2027 -1,000,000,000.00 -1,000,000,000.00 -17,928,810.07 -21,066,351.83 -2,000,000,000.00 -2,000,000,000.00 -35,857,620.14 -42,132,703.66 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) EUR 00650100 05/08/1996 TF 8.40 30/06/2040 -49,651,184.89 -49,651,184.89 -49,651,184.89 -58,340,142.25 EUR 00650300 05/08/1996 TF 8.40 30/06/2040 -717,421.99 -717,421.99 -717,421.99 -842,970.84 EUR 00650400 05/08/1996 TF 8.40 30/06/2040 -717,421.99 -717,421.99 -717,421.99 -842,970.84 EUR 00720100 31/10/1996 TF 6.92 05/11/2026 -68,615,370.46 -68,615,370.46 -68,615,370.46 -80,623,060.29 EUR 00720200 07/01/1997 TF 6.88 05/11/2026 -35,279,139.80 -35,279,139.80 -35,279,139.80 -41,452,989.27 EUR 01250100 17/02/1998 TF 5.63 15/02/2028 -386,400,000.00 -386,400,000.00 -386,400,000.00 -454,020,000.00 EUR 01250200 13/02/1998 TF 5.63 15/02/2028 -74,400,000.00 -74,400,000.00 -74,400,000.00 -87,420,000.00 EUR 01520100 22/01/1999 TF 4.02 22/01/2029 -163,375,000.00 -163,375,000.00 -163,375,000.00 -191,965,625.00 EUR 01570100 26/02/1999 TF 5.08 26/02/2029 -57,000,000.00 -57,000,000.00 -57,000,000.00 -66,975,000.00 3

Corporate Use # EUR 01740100 17/09/1999 TF 5.41 17/09/2029 -25,700,000.00 -25,700,000.00 -25,700,000.00 -30,197,500.00 EUR 01870200 15/03/2000 TF 6.06 15/03/2030 -105,392,964.20 -105,392,964.20 -105,392,964.20 -123,836,732.94 EUR 01980100 04/09/2000 TF 5.88 04/09/2030 -26,985,000.00 -26,985,000.00 -26,985,000.00 -31,707,375.00 EUR 05980100 25/09/2003 TF 5.18 25/09/2028 -56,812,476.11 -76,918,985.99 -76,918,985.99 -90,379,808.54 EUR 07900100 26/11/2004 TV 1.62 30/10/2034 -30,000,000.00 -30,000,000.00 -30,000,000.00 -35,250,000.00 EUR 07900200 11/02/2005 TV 1.62 30/10/2034 -20,000,000.00 -20,000,000.00 -20,000,000.00 -23,500,000.00 EUR 08810100 18/05/2005 TF 4.00 15/10/2037 -5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00 -5,875,000,000.00 EUR 09410100 17/08/2005 TV 2.62 17/08/2030 -93,882,000.00 -93,882,000.00 -93,882,000.00 -110,311,350.00 EUR 12400100 18/09/2006 TV 2.87 18/09/2031 -20,000,000.00 -20,000,000.00 -20,000,000.00 -23,500,000.00 EUR 12470100 22/09/2006 TF 4.03 31/12/2035 -53,186,228.00 -31,803,125.00 -31,803,125.00 -37,368,671.88 EUR 12700300 23/07/2007 TF 1.49 08/01/2027 -57,479,119.10 -10,824,960.47 -10,824,960.47 -12,719,328.55 EUR 12700400 08/01/2008 TF 1.93 08/01/2027 -22,993,341.00 -25,792,985.59 -25,792,985.59 -30,306,758.07 EUR 12700500 08/10/2008 TF 1.49 08/01/2027 -18,917,672.66 -20,677,671.40 -20,677,671.40 -24,296,263.90 EUR 12710200 20/02/2007 TF 1.47 08/01/2032 -8,276,221.36 -3,748,036.75 -3,748,036.75 -4,403,943.18 EUR 12710300 23/07/2007 TF 1.47 08/01/2032 -50,360,807.02 -54,956,153.50 -54,956,153.50 -64,573,480.36 EUR 12710400 08/01/2008 TF 1.95 08/01/2032 -17,534,574.86 -19,693,319.18 -19,693,319.18 -23,139,650.04 EUR 12710500 08/10/2008 TF 1.50 08/01/2032 -9,101,662.94 -9,954,087.50 -9,954,087.50 -11,696,052.81 EUR 12720200 20/02/2007 TF 1.42 08/01/2037 -9,073,429.38 -4,726,922.00 -4,726,922.00 -5,554,133.35 EUR 12720300 23/07/2007 TF 1.42 08/01/2037 -51,726,302.41 -56,301,016.28 -56,301,016.28 -66,153,694.13 EUR 12720400 08/01/2008 TF 1.94 08/01/2037 -17,670,211.27 -19,823,698.23 -19,823,698.23 -23,292,845.42 EUR 12720500 08/10/2008 TF 1.48 08/01/2037 -11,584,812.03 -12,654,693.87 -12,654,693.87 -14,869,265.30 EUR 12730200 20/02/2007 TF 1.29 08/01/2047 -28,675,561.92 -27,911,712.08 -27,911,712.08 -32,796,261.69 EUR 12730300 23/07/2007 TF 1.29 08/01/2047 -35,870,648.10 -38,736,930.11 -38,736,930.11 -45,515,892.88 EUR 12730400 08/01/2008 TF 1.83 08/01/2047 -16,821,381.18 -18,754,952.66 -18,754,952.66 -22,037,069.38 EUR 12730500 08/10/2008 TF 1.37 08/01/2047 -4,327,529.54 -4,822,084.41 -4,822,084.41 -5,665,949.18 EUR 12740200 20/02/2007 TF 1.14 08/01/2057 -17,011,132.46 -18,211,647.55 -18,211,647.55 -21,398,685.87 EUR 15060100 06/03/2009 TF 3.76 20/02/2029 -97,776,129.00 -122,033,905.00 -122,033,905.00 -143,389,838.38 EUR 15660100 06/04/2009 TF 4.40 06/04/2029 -36,000,000.00 -36,000,000.00 -36,000,000.00 -42,300,000.00 EUR 15670100 24/04/2009 TV 2.69 24/04/2039 -100,000,000.00 -100,000,000.00 -100,000,000.00 -117,500,000.00 EUR 15700100 09/04/2009 TF 4.50 09/04/2029 -30,000,000.00 -30,000,000.00 -30,000,000.00 -35,250,000.00 EUR 15710100 09/04/2009 TF 4.58 10/04/2028 -30,000,000.00 -30,000,000.00 -30,000,000.00 -35,250,000.00 EUR 15730100 14/04/2009 TF 4.52 16/04/2029 -52,000,000.00 -52,000,000.00 -52,000,000.00 -61,100,000.00 EUR 15740100 14/04/2009 TF 4.52 16/04/2029 -15,000,000.00 -15,000,000.00 -15,000,000.00 -17,625,000.00 EUR 15800100 28/04/2009 TF 4.43 27/04/2029 -30,000,000.00 -30,000,000.00 -30,000,000.00 -35,250,000.00 EUR 15860100 20/05/2009 TF 4.65 20/05/2027 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 15920100 29/05/2009 TF 4.62 29/05/2031 -53,000,000.00 -53,000,000.00 -53,000,000.00 -62,275,000.00 EUR 15930100 03/06/2009 TF 4.67 03/06/2031 -51,000,000.00 -51,000,000.00 -51,000,000.00 -59,925,000.00 EUR 15990100 08/06/2009 TF 4.65 08/06/2028 -40,000,000.00 -40,000,000.00 -40,000,000.00 -47,000,000.00 EUR 16050100 17/06/2009 TF 4.70 17/06/2030 -65,000,000.00 -65,000,000.00 -65,000,000.00 -76,375,000.00 EUR 16060100 22/06/2009 TV 2.65 22/06/2039 -100,000,000.00 -100,000,000.00 -100,000,000.00 -117,500,000.00 EUR 16070100 19/06/2009 TF 4.66 19/06/2034 -78,845,572.01 -103,624,319.30 -103,624,319.30 -121,758,575.18 EUR 16080100 22/06/2009 TF 4.66 22/06/2033 -78,845,572.01 -103,624,319.30 -103,624,319.30 -121,758,575.18 EUR 16220100 20/08/2009 TF 4.44 20/08/2029 -77,203,792.68 -100,193,561.59 -100,193,561.59 -117,727,434.87 EUR 16270100 01/10/2009 TV 2.54 01/10/2029 -60,000,000.00 -60,000,000.00 -60,000,000.00 -70,500,000.00 EUR 16320100 08/10/2009 TF 4.43 08/10/2029 -64,825,700.71 -84,081,197.40 -84,081,197.40 -98,795,406.95 EUR 16450100 18/11/2009 TF 4.44 21/11/2039 -60,000,000.00 -60,000,000.00 -60,000,000.00 -70,500,000.00 EUR 16460100 23/11/2009 TF 4.18 23/11/2027 -100,000,000.00 -100,000,000.00 -100,000,000.00 -117,500,000.00 EUR 16480100 23/11/2009 TF 4.24 23/11/2029 -100,000,000.00 -100,000,000.00 -100,000,000.00 -117,500,000.00 EUR 16490100 26/11/2009 TF 4.22 26/11/2030 -40,000,000.00 -40,000,000.00 -40,000,000.00 -47,000,000.00 EUR 16540100 27/11/2009 TF 4.28 28/11/2039 -50,000,000.00 -50,000,000.00 -50,000,000.00 -58,750,000.00 EUR 16550100 11/12/2009 TF 4.20 12/12/2039 -60,000,000.00 -60,000,000.00 -60,000,000.00 -70,500,000.00 4

Corporate Use # EUR 16560100 11/12/2009 TF 4.06 11/12/2029 -70,000,000.00 -70,000,000.00 -70,000,000.00 -82,250,000.00 EUR 16600100 15/01/2010 TF 4.32 16/01/2040 -50,000,000.00 -50,000,000.00 -50,000,000.00 -58,750,000.00 EUR 16660100 20/01/2010 TF 4.58 20/01/2040 -74,773,445.14 -97,822,603.21 -97,822,603.21 -114,941,558.77 EUR 16680100 04/02/2010 TF 4.12 04/02/2030 -50,000,000.00 -50,000,000.00 -50,000,000.00 -58,750,000.00 EUR 16840100 03/03/2010 TF 4.02 03/03/2028 -90,000,000.00 -90,000,000.00 -90,000,000.00 -105,750,000.00 EUR 17020100 06/04/2010 TF 4.45 06/04/2040 -74,147,138.91 -96,281,991.26 -96,281,991.26 -113,131,339.73 EUR 17150100 29/04/2010 TF 4.00 15/04/2030 -3,000,000,000.00 -3,000,000,000.00 -3,000,000,000.00 -3,525,000,000.00 EUR 17150200 17/01/2011 TF 4.00 15/04/2030 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 17150300 13/07/2011 TF 4.00 15/04/2030 -1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00 -1,175,000,000.00 EUR 17150400 15/02/2012 TF 4.00 15/04/2030 -1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00 -1,175,000,000.00 EUR 17150500 15/06/2012 TF 4.00 15/04/2030 -1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00 -1,175,000,000.00 EUR 17210100 18/05/2010 TF 3.75 19/05/2031 -50,000,000.00 -50,000,000.00 -50,000,000.00 -58,750,000.00 EUR 17250100 04/06/2010 TF 3.72 04/06/2032 -50,000,000.00 -50,000,000.00 -50,000,000.00 -58,750,000.00 EUR 17610100 13/09/2010 TF 3.17 13/09/2034 -62,617,906.22 -75,512,548.05 -75,512,548.05 -88,727,243.96 EUR 17630100 16/09/2010 TF 3.03 16/09/2037 -58,432,356.78 -69,893,309.03 -69,893,309.03 -82,124,638.11 EUR 18030100 14/02/2011 TF 4.56 14/02/2051 -71,404,972.33 -93,281,880.66 -93,281,880.66 -109,606,209.78 EUR 18050100 17/02/2011 TV 2.19 17/02/2031 -200,000,000.00 -200,000,000.00 -200,000,000.00 -235,000,000.00 EUR 18370100 25/05/2011 TF 3.96 25/05/2036 -54,574,549.20 -68,895,012.00 -68,895,012.00 -80,951,639.10 EUR 18620100 25/07/2011 TF 4.65 25/07/2051 -86,873,539.44 -114,109,787.28 -114,109,787.28 -134,079,000.05 EUR 18700100 12/08/2011 TF 0.05 12/08/2031 -50,000,000.00 -50,000,000.00 -50,000,000.00 -58,750,000.00 EUR 18960100 02/02/2012 TF 4.07 02/02/2052 -33,241,329.46 -42,231,033.72 -42,231,033.72 -49,621,464.62 EUR 19020100 15/02/2012 TF 4.00 15/02/2052 -65,782,600.80 -83,235,979.20 -83,235,979.20 -97,802,275.56 EUR 19050100 01/03/2012 TF 4.02 01/03/2052 -33,772,690.01 -42,782,558.26 -42,782,558.26 -50,269,505.96 EUR 19090100 02/03/2012 TF 3.63 14/03/2042 -1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00 -1,175,000,000.00 EUR 19190100 14/03/2012 TF 3.50 15/04/2027 -3,000,000,000.00 -3,000,000,000.00 -3,000,000,000.00 -3,525,000,000.00 EUR 19190200 29/05/2012 TF 3.50 15/04/2027 -1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00 -1,175,000,000.00 EUR 19300100 23/04/2012 TF 4.00 23/04/2052 -78,955,906.80 -99,904,410.00 -99,904,410.00 -117,387,681.75 EUR 19330100 29/05/2012 TF 3.75 29/05/2052 -51,931,465.25 -64,767,808.00 -64,767,808.00 -76,102,174.40 EUR 19370100 28/06/2012 TF 2.97 30/06/2042 -50,000,000.00 -50,000,000.00 -50,000,000.00 -58,750,000.00 EUR 19390100 04/07/2012 TF 0.92 30/06/2026 -307,908,615.79 -15,093,617.91 -15,093,617.91 -17,735,001.04 EUR 19430100 26/07/2012 TF 3.55 26/07/2052 -63,884,861.38 -78,758,709.20 -78,758,709.20 -92,541,483.31 EUR 19610100 19/11/2012 TF 2.95 19/11/2042 -225,000,000.00 -225,000,000.00 -225,000,000.00 -264,375,000.00 EUR 19640100 26/11/2012 TF 2.90 26/11/2043 -75,000,000.00 -75,000,000.00 -75,000,000.00 -88,125,000.00 EUR 19680100 29/11/2012 TF 3.55 29/11/2052 -63,884,861.38 -78,758,709.20 -78,758,709.20 -92,541,483.31 EUR 19810100 23/01/2013 TF 2.63 15/03/2035 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 19810200 14/05/2013 TF 2.63 15/03/2035 -350,000,000.00 -350,000,000.00 -350,000,000.00 -411,250,000.00 EUR 19810390 13/08/2013 TF 2.63 15/03/2035 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 19810400 22/10/2013 TF 2.63 15/03/2035 -300,000,000.00 -300,000,000.00 -300,000,000.00 -352,500,000.00 EUR 19810500 26/08/2014 TF 2.63 15/03/2035 -300,000,000.00 -300,000,000.00 -300,000,000.00 -352,500,000.00 EUR 19910100 05/02/2013 TF 2.75 15/03/2040 -850,000,000.00 -850,000,000.00 -850,000,000.00 -998,750,000.00 EUR 19910200 26/02/2013 TF 2.75 15/03/2040 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 19910300 19/06/2013 TF 2.75 15/03/2040 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 19910400 22/08/2013 TF 2.75 15/03/2040 -350,000,000.00 -350,000,000.00 -350,000,000.00 -411,250,000.00 EUR 19910500 14/08/2014 TF 2.75 15/03/2040 -300,000,000.00 -300,000,000.00 -300,000,000.00 -352,500,000.00 EUR 20030100 21/03/2013 TF 2.82 23/03/2048 -136,000,000.00 -136,000,000.00 -136,000,000.00 -159,800,000.00 EUR 20130100 06/06/2013 TF 3.35 06/06/2053 -109,593,022.56 -133,550,588.64 -133,550,588.64 -156,921,941.65 EUR 20240100 09/08/2013 TF 2.75 13/09/2030 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 20240200 29/08/2014 TF 2.75 13/09/2030 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 20240300 27/10/2017 TF 2.75 13/09/2030 -300,000,000.00 -300,000,000.00 -300,000,000.00 -352,500,000.00 EUR 20310100 01/10/2013 TF 3.00 14/10/2033 -3,000,000,000.00 -3,000,000,000.00 -3,000,000,000.00 -3,525,000,000.00 EUR 20310200 15/01/2014 TF 3.00 14/10/2033 -1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00 -1,175,000,000.00 5

Corporate Use # EUR 20310300 14/10/2022 TF 3.00 14/10/2033 -1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00 -1,175,000,000.00 EUR 21030100 04/04/2014 TF 2.57 04/04/2043 -30,000,000.00 -30,000,000.00 -30,000,000.00 -35,250,000.00 EUR 21050100 14/04/2014 TF 2.55 14/04/2034 -72,000,000.00 -72,000,000.00 -72,000,000.00 -84,600,000.00 EUR 21070100 05/05/2014 TF 3.25 05/05/2054 -58,670,570.00 -71,082,169.00 -71,082,169.00 -83,521,548.58 EUR 21130100 15/05/2014 TF 3.02 15/05/2054 -58,020,000.00 -69,359,670.00 -69,359,670.00 -81,497,612.25 EUR 21360100 08/09/2014 TF 1.75 15/09/2045 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 21360200 22/07/2015 TF 1.75 15/09/2045 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 21360300 20/08/2015 TF 1.75 15/09/2045 -300,000,000.00 -300,000,000.00 -300,000,000.00 -352,500,000.00 EUR 21360400 05/11/2015 TF 1.75 15/09/2045 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 21360500 29/04/2016 TF 1.75 15/09/2045 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 21360600 10/03/2017 TF 1.75 15/09/2045 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 21360700 24/03/2017 TF 1.75 15/09/2045 -350,000,000.00 -350,000,000.00 -350,000,000.00 -411,250,000.00 EUR 21380100 10/09/2014 TF 1.25 13/11/2026 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 21380200 18/09/2014 TF 1.25 13/11/2026 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 21380300 12/01/2015 TF 1.25 13/11/2026 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 21380400 31/03/2015 TF 1.25 13/11/2026 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 21380500 18/02/2016 TF 1.25 13/11/2026 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 21380600 03/02/2017 TF 1.25 13/11/2026 -300,000,000.00 -300,000,000.00 -300,000,000.00 -352,500,000.00 EUR 21380700 15/06/2021 TF 1.25 13/11/2026 -400,000,000.00 -400,000,000.00 -400,000,000.00 -470,000,000.00 EUR 21570100 05/02/2015 TF 1.00 14/03/2031 -1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00 -1,175,000,000.00 EUR 21570200 29/07/2015 TF 1.00 14/03/2031 -300,000,000.00 -300,000,000.00 -300,000,000.00 -352,500,000.00 EUR 21570300 13/10/2015 TF 1.00 14/03/2031 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 21570400 28/10/2015 TF 1.00 14/03/2031 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 21570500 27/07/2016 TF 1.00 14/03/2031 -300,000,000.00 -300,000,000.00 -300,000,000.00 -352,500,000.00 EUR 21570600 24/08/2016 TF 1.00 14/03/2031 -300,000,000.00 -300,000,000.00 -300,000,000.00 -352,500,000.00 EUR 21570700 05/04/2017 TF 1.00 14/03/2031 -300,000,000.00 -300,000,000.00 -300,000,000.00 -352,500,000.00 EUR 21570800 27/03/2018 TF 1.00 14/03/2031 -350,000,000.00 -350,000,000.00 -350,000,000.00 -411,250,000.00 EUR 21570900 19/03/2019 TF 1.00 14/03/2031 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 21571000 14/11/2019 TF 1.00 14/03/2031 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 21571100 25/05/2020 TF 1.00 14/03/2031 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 21571200 02/03/2022 TF 1.00 14/03/2031 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 21990100 18/11/2015 TV 0.00 18/05/2029 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 22120100 10/02/2016 TF 1.13 15/09/2036 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 22120200 18/05/2016 TF 1.13 15/09/2036 -350,000,000.00 -350,000,000.00 -350,000,000.00 -411,250,000.00 EUR 22120300 22/08/2016 TF 1.13 15/09/2036 -400,000,000.00 -400,000,000.00 -400,000,000.00 -470,000,000.00 EUR 22120400 07/04/2017 TF 1.13 15/09/2036 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 22120500 11/04/2018 TF 1.13 15/09/2036 -300,000,000.00 -300,000,000.00 -300,000,000.00 -352,500,000.00 EUR 22120600 03/10/2018 TF 1.13 15/09/2036 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 22120700 28/01/2019 TF 1.13 15/09/2036 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 22120800 22/04/2020 TF 1.13 15/09/2036 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 22120900 14/05/2020 TF 1.13 15/09/2036 -300,000,000.00 -300,000,000.00 -300,000,000.00 -352,500,000.00 EUR 22121000 09/09/2020 TF 1.13 15/09/2036 -400,000,000.00 -400,000,000.00 -400,000,000.00 -470,000,000.00 EUR 22121100 27/04/2022 TF 1.13 15/09/2036 -100,000,000.00 -100,000,000.00 -100,000,000.00 -117,500,000.00 EUR 22240100 12/04/2016 TF 0.38 14/04/2026 -5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00 -5,875,000,000.00 EUR 22320100 31/05/2016 TF 1.00 14/04/2032 -3,000,000,000.00 -3,000,000,000.00 -3,000,000,000.00 -3,525,000,000.00 EUR 22320200 18/01/2017 TF 1.00 14/04/2032 -1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00 -1,175,000,000.00 EUR 22440100 05/10/2016 TF 0.50 13/11/2037 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 22440200 21/03/2017 TF 0.50 13/11/2037 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 22440300 07/02/2018 TF 0.50 13/11/2037 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 22440400 04/05/2022 TF 0.50 13/11/2037 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 22440500 11/07/2022 TF 0.50 13/11/2037 -1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00 -1,175,000,000.00 6

Corporate Use # EUR 22450100 06/10/2016 TF 0.75 06/10/2048 -51,134,980.00 -53,482,820.00 -53,482,820.00 -62,842,313.50 EUR 22460100 12/10/2016 TF 0.25 14/09/2029 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 22460200 04/10/2017 TF 0.25 14/09/2029 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 22460300 26/01/2018 TF 0.25 14/09/2029 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 22460400 13/05/2019 TF 0.25 14/09/2029 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 22460500 13/02/2020 TF 0.25 14/09/2029 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 22460600 08/02/2021 TF 0.25 14/09/2029 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 22460700 31/03/2021 TF 0.25 14/09/2029 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 22460800 17/08/2021 TF 0.25 14/09/2029 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 22460990 11/03/2022 TF 0.25 14/09/2029 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 22461000 29/04/2022 TF 0.25 14/09/2029 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 22470100 17/10/2016 TF 0.88 13/09/2047 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 22470200 29/03/2017 TF 0.88 13/09/2047 -400,000,000.00 -400,000,000.00 -400,000,000.00 -470,000,000.00 EUR 22470300 12/12/2017 TF 0.88 13/09/2047 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 22470400 24/07/2019 TF 0.88 13/09/2047 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 22470500 13/08/2019 TF 0.88 13/09/2047 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 22490100 24/10/2016 TF 0.88 24/10/2051 -51,333,175.00 -54,107,120.00 -54,107,120.00 -63,575,866.00 EUR 22510100 27/10/2016 TF 0.00 13/03/2026 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 22510200 28/09/2017 TF 0.00 13/03/2026 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 22510300 06/11/2017 TF 0.00 13/03/2026 -300,000,000.00 -300,000,000.00 -300,000,000.00 -352,500,000.00 EUR 22510400 29/11/2017 TF 0.00 13/03/2026 -300,000,000.00 -300,000,000.00 -300,000,000.00 -352,500,000.00 EUR 22510500 26/02/2019 TF 0.00 13/03/2026 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 22510600 10/08/2021 TF 0.00 13/03/2026 -350,000,000.00 -350,000,000.00 -350,000,000.00 -411,250,000.00 EUR 22510700 17/01/2022 TF 0.00 13/03/2026 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 22510800 24/01/2022 TF 0.00 13/03/2026 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 22740100 25/01/2017 TF 0.50 15/01/2027 -5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00 -5,875,000,000.00 EUR 23000100 16/05/2017 TF 1.13 13/04/2033 -3,000,000,000.00 -3,000,000,000.00 -3,000,000,000.00 -3,525,000,000.00 EUR 23000200 28/02/2018 TF 1.13 13/04/2033 -2,000,000,000.00 -2,000,000,000.00 -2,000,000,000.00 -2,350,000,000.00 EUR 23080100 05/07/2017 TF 1.50 15/11/2047 -1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00 -1,175,000,000.00 EUR 23080200 16/03/2018 TF 1.50 15/11/2047 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 23080390 13/04/2021 TF 1.50 15/11/2047 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 23230100 18/01/2018 TF 1.50 16/10/2048 -2,500,000,000.00 -2,500,000,000.00 -2,500,000,000.00 -2,937,500,000.00 EUR 23230200 12/07/2018 TF 1.50 16/10/2048 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 23380100 14/03/2018 TF 0.88 14/01/2028 -5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00 -5,875,000,000.00 EUR 23500100 29/05/2018 TF 1.13 15/11/2032 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 23500200 29/05/2020 TF 1.13 15/11/2032 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 23640100 13/09/2018 TF 0.38 15/05/2026 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 23640200 12/09/2019 TF 0.38 15/05/2026 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 23640300 13/11/2019 TF 0.38 15/05/2026 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 23640400 22/01/2020 TF 0.38 15/05/2026 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 23640500 01/12/2021 TF 0.38 15/05/2026 -350,000,000.00 -350,000,000.00 -350,000,000.00 -411,250,000.00 EUR 23640600 17/12/2021 TF 0.38 15/05/2026 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 23740100 22/01/2019 TF 0.63 22/01/2029 -5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00 -5,875,000,000.00 EUR 23870100 09/04/2019 TF 0.10 15/10/2026 -3,000,000,000.00 -3,000,000,000.00 -3,000,000,000.00 -3,525,000,000.00 EUR 23880100 09/04/2019 TF 1.00 14/11/2042 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 23880200 06/04/2020 TF 1.00 14/11/2042 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 23880300 04/05/2020 TF 1.00 14/11/2042 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 23880400 14/10/2020 TF 1.00 14/11/2042 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 23900100 02/05/2019 TF 0.95 15/09/2037 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 23970100 20/06/2019 TF 0.13 20/06/2029 -3,000,000,000.00 -3,000,000,000.00 -3,000,000,000.00 -3,525,000,000.00 EUR 24140100 25/09/2019 TF 0.05 13/10/2034 -3,000,000,000.00 -3,000,000,000.00 -3,000,000,000.00 -3,525,000,000.00 7

Corporate Use # EUR 24190100 13/11/2019 TF 0.66 13/11/2039 -150,000,000.00 -150,000,000.00 -150,000,000.00 -176,250,000.00 EUR 24270100 16/01/2020 TF 0.05 16/01/2030 -5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00 -5,875,000,000.00 EUR 24350100 11/02/2020 TF 0.79 11/02/2050 -30,000,000.00 -30,000,000.00 -30,000,000.00 -35,250,000.00 EUR 24460100 15/04/2020 TF 0.00 15/05/2028 -1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00 -1,175,000,000.00 EUR 24460200 28/09/2020 TF 0.00 15/05/2028 -250,000,000.00 -250,000,000.00 -250,000,000.00 -293,750,000.00 EUR 24460300 19/08/2021 TF 0.00 15/05/2028 -100,000,000.00 -100,000,000.00 -100,000,000.00 -117,500,000.00 EUR 24500100 06/05/2020 TF 0.00 17/06/2027 -5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00 -5,875,000,000.00 EUR 24560100 19/06/2020 TF 0.73 19/06/2040 -100,000,000.00 -100,000,000.00 -100,000,000.00 -117,500,000.00 EUR 24570100 15/06/2020 TF 0.25 15/06/2040 -1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00 -1,175,000,000.00 EUR 24600100 29/06/2020 TF 0.01 15/11/2035 -1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00 -1,175,000,000.00 EUR 24600200 07/08/2020 TF 0.01 15/11/2035 -300,000,000.00 -300,000,000.00 -300,000,000.00 -352,500,000.00 EUR 24600300 08/10/2020 TF 0.01 15/11/2035 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 24600400 26/03/2021 TF 0.01 15/11/2035 -63,000,000.00 -63,000,000.00 -63,000,000.00 -74,025,000.00 EUR 24600490 26/03/2021 TF 0.01 15/11/2035 -437,000,000.00 -437,000,000.00 -437,000,000.00 -513,475,000.00 EUR 24640100 01/09/2020 TF 0.00 09/09/2030 -3,000,000,000.00 -3,000,000,000.00 -3,000,000,000.00 -3,525,000,000.00 EUR 24700100 23/09/2020 TF 1.10 23/09/2050 -20,000,000.00 -20,000,000.00 -20,000,000.00 -23,500,000.00 EUR 24760100 12/10/2020 TF 0.82 12/10/2060 -30,000,000.00 -30,000,000.00 -30,000,000.00 -35,250,000.00 EUR 24830100 03/11/2020 TF 0.00 28/03/2028 -3,000,000,000.00 -3,000,000,000.00 -3,000,000,000.00 -3,525,000,000.00 EUR 24840100 16/11/2020 TF 0.77 16/11/2050 -50,000,000.00 -50,000,000.00 -50,000,000.00 -58,750,000.00 EUR 24880100 14/01/2021 TF 0.00 14/01/2031 -2,250,000,000.00 -2,250,000,000.00 -2,250,000,000.00 -2,643,750,000.00 EUR 24880190 14/01/2021 TF 0.00 14/01/2031 -2,750,000,000.00 -2,750,000,000.00 -2,750,000,000.00 -3,231,250,000.00 EUR 24900100 19/01/2021 TF 0.01 15/05/2041 -1,500,000,000.00 -1,500,000,000.00 -1,500,000,000.00 -1,762,500,000.00 EUR 24960100 27/01/2021 TF 0.05 27/01/2051 -100,000,000.00 -100,000,000.00 -100,000,000.00 -117,500,000.00 EUR 24960190 27/01/2021 TF 0.05 27/01/2051 -900,000,000.00 -900,000,000.00 -900,000,000.00 -1,057,500,000.00 EUR 24970100 27/01/2021 TV 3.93 27/01/2028 -1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00 -1,175,000,000.00 EUR 24980100 11/02/2021 TF 1.01 11/02/2051 -50,000,000.00 -50,000,000.00 -50,000,000.00 -58,750,000.00 EUR 25050100 26/02/2021 TF 0.74 26/02/2051 -40,000,000.00 -40,000,000.00 -40,000,000.00 -47,000,000.00 EUR 25060100 26/02/2021 TF 1.01 26/02/2051 -50,000,000.00 -50,000,000.00 -50,000,000.00 -58,750,000.00 EUR 25080100 03/03/2021 TF 0.20 17/03/2036 -1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00 -1,175,000,000.00 EUR 25080190 03/03/2021 TF 0.20 17/03/2036 -2,000,000,000.00 -2,000,000,000.00 -2,000,000,000.00 -2,350,000,000.00 EUR 25090100 29/03/2021 TF 1.10 29/03/2051 -25,000,000.00 -25,000,000.00 -25,000,000.00 -29,375,000.00 EUR 25100190 19/03/2021 TF 0.01 15/11/2030 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 25100200 20/09/2021 TF 0.01 15/11/2030 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 25120100 01/04/2021 TF 0.99 01/04/2061 -50,000,000.00 -50,000,000.00 -50,000,000.00 -58,750,000.00 EUR 25200100 19/05/2021 TF 0.00 28/09/2028 -3,000,000,000.00 -3,000,000,000.00 -3,000,000,000.00 -3,525,000,000.00 EUR 25210100 25/05/2021 TF 1.28 25/05/2051 -35,000,000.00 -35,000,000.00 -35,000,000.00 -41,125,000.00 EUR 25230100 28/05/2021 TF 1.11 28/05/2046 -10,000,000.00 -10,000,000.00 -10,000,000.00 -11,750,000.00 EUR 25340100 22/09/2021 TF 0.00 22/12/2026 -3,000,000,000.00 -3,000,000,000.00 -3,000,000,000.00 -3,525,000,000.00 EUR 25350100 29/09/2021 TF 0.47 29/09/2033 -200,000,000.00 -200,000,000.00 -200,000,000.00 -235,000,000.00 EUR 25370100 30/09/2021 TV 7.92 30/09/2026 -52,419,354.84 -52,419,354.84 -52,419,354.84 -61,592,741.94 EUR 25430100 09/12/2021 TF 0.00 15/11/2027 -750,000,000.00 -750,000,000.00 -750,000,000.00 -881,250,000.00 EUR 25430200 14/01/2022 TF 0.00 15/11/2027 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 25430300 24/03/2022 TF 0.00 15/11/2027 -100,000,000.00 -100,000,000.00 -100,000,000.00 -117,500,000.00 EUR 25430390 24/03/2022 TF 0.00 15/11/2027 -150,000,000.00 -150,000,000.00 -150,000,000.00 -176,250,000.00 EUR 25500100 18/01/2022 TF 0.25 20/01/2032 -1,588,000,000.00 -1,588,000,000.00 -1,588,000,000.00 -1,865,900,000.00 EUR 25500190 18/01/2022 TF 0.25 20/01/2032 -2,412,000,000.00 -2,412,000,000.00 -2,412,000,000.00 -2,834,100,000.00 EUR 25510100 28/01/2022 TV 9.21 28/01/2027 -25,744,167.34 -25,744,167.34 -25,744,167.34 -30,249,396.62 EUR 25510200 09/03/2022 TV 8.60 28/01/2027 -17,227,715.95 -17,227,715.95 -17,227,715.95 -20,242,566.24 EUR 25520100 03/02/2022 TF 0.05 15/11/2029 -1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00 -1,175,000,000.00 EUR 25520200 09/11/2022 TF 0.05 15/11/2029 -1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00 -1,175,000,000.00 EUR 25540100 11/02/2022 TF 1.04 11/02/2042 -100,000,000.00 -100,000,000.00 -100,000,000.00 -117,500,000.00 8

Corporate Use # EUR 25550100 15/02/2022 TF 1.16 15/02/2042 -50,000,000.00 -50,000,000.00 -50,000,000.00 -58,750,000.00 EUR 25570100 22/02/2022 TF 0.38 15/09/2027 -1,600,000,000.00 -1,600,000,000.00 -1,600,000,000.00 -1,880,000,000.00 EUR 25570190 22/02/2022 TF 0.38 15/09/2027 -1,400,000,000.00 -1,400,000,000.00 -1,400,000,000.00 -1,645,000,000.00 EUR 25580100 03/03/2022 TF 1.39 03/03/2042 -50,000,000.00 -50,000,000.00 -50,000,000.00 -58,750,000.00 EUR 25640100 24/05/2022 TF 1.50 15/06/2032 -300,000,000.00 -300,000,000.00 -300,000,000.00 -352,500,000.00 EUR 25640190 24/05/2022 TF 1.50 15/06/2032 -3,700,000,000.00 -3,700,000,000.00 -3,700,000,000.00 -4,347,500,000.00 EUR 25640200 15/03/2023 TF 1.50 15/06/2032 -1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00 -1,175,000,000.00 EUR 25730190 21/09/2022 TF 2.25 15/03/2030 -4,000,000,000.00 -4,000,000,000.00 -4,000,000,000.00 -4,700,000,000.00 EUR 25740100 29/09/2022 TF 2.84 29/09/2032 -70,000,000.00 -70,000,000.00 -70,000,000.00 -82,250,000.00 EUR 25800100 14/11/2022 TF 3.67 14/11/2042 -50,000,000.00 -50,000,000.00 -50,000,000.00 -58,750,000.00 EUR 25850100 12/01/2023 TF 2.88 12/01/2033 -400,000,000.00 -400,000,000.00 -400,000,000.00 -470,000,000.00 EUR 25850190 12/01/2023 TF 2.88 12/01/2033 -4,600,000,000.00 -4,600,000,000.00 -4,600,000,000.00 -5,405,000,000.00 EUR 25850290 28/04/2025 TF 2.88 12/01/2033 -1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00 -1,175,000,000.00 EUR 25920190 15/02/2023 TF 2.75 28/07/2028 -5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00 -5,875,000,000.00 EUR 25940100 17/02/2023 TF 2.96 17/02/2043 -25,000,000.00 -25,000,000.00 -25,000,000.00 -29,375,000.00 EUR 26010190 24/05/2023 TF 2.75 30/07/2030 -5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00 -5,875,000,000.00 EUR 26020100 05/06/2023 TV 0.59 05/06/2034 -200,000,000.00 -200,000,000.00 -200,000,000.00 -235,000,000.00 EUR 26020200 05/06/2023 TV 0.59 05/06/2034 -200,000,000.00 -200,000,000.00 -200,000,000.00 -235,000,000.00 EUR 26080100 11/07/2023 TF 3.00 15/07/2033 -5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00 -5,875,000,000.00 EUR 26130100 12/09/2023 TF 3.00 15/11/2028 -3,000,000,000.00 -3,000,000,000.00 -3,000,000,000.00 -3,525,000,000.00 EUR 26130290 18/10/2024 TF 3.00 15/11/2028 -1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00 -1,175,000,000.00 EUR 26170100 16/01/2024 TF 2.75 16/01/2034 -6,000,000,000.00 -6,000,000,000.00 -6,000,000,000.00 -7,050,000,000.00 EUR 26190190 06/02/2024 TF 3.00 15/02/2039 -3,000,000,000.00 -3,000,000,000.00 -3,000,000,000.00 -3,525,000,000.00 EUR 26250190 05/03/2024 TF 2.75 17/07/2029 -5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00 -5,875,000,000.00 EUR 26300100 08/04/2024 TV 0.57 08/04/2029 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 26330190 30/04/2024 TF 2.88 15/10/2031 -5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00 -5,875,000,000.00 EUR 26370190 04/09/2024 TF 2.63 04/09/2034 -5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00 -5,875,000,000.00 EUR 26410100 08/10/2024 TF 3.25 08/10/2054 -50,000,000.00 -50,000,000.00 -50,000,000.00 -58,750,000.00 EUR 26420190 09/10/2024 TF 2.25 14/12/2029 -4,000,000,000.00 -4,000,000,000.00 -4,000,000,000.00 -4,700,000,000.00 EUR 26440100 19/11/2024 TF 2.36 19/11/2027 -100,000,000.00 -100,000,000.00 -100,000,000.00 -117,500,000.00 EUR 26450100 22/11/2024 TF 2.55 22/11/2029 -100,000,000.00 -100,000,000.00 -100,000,000.00 -117,500,000.00 EUR 26480190 15/01/2025 TF 2.88 15/01/2035 -5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00 -5,875,000,000.00 EUR 26540190 12/02/2025 TF 2.38 15/05/2030 -5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00 -5,875,000,000.00 EUR 26540200 04/07/2025 TF 2.38 15/05/2030 -1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00 -1,175,000,000.00 EUR 26620190 11/03/2025 TF 2.50 14/05/2032 -4,000,000,000.00 -4,000,000,000.00 -4,000,000,000.00 -4,700,000,000.00 EUR 26700100 09/04/2025 TF 3.13 15/05/2037 -1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00 -1,175,000,000.00 EUR 26700190 09/04/2025 TF 3.13 15/05/2037 -2,000,000,000.00 -2,000,000,000.00 -2,000,000,000.00 -2,350,000,000.00 EUR 26730190 21/05/2025 TF 2.25 14/08/2028 -4,000,000,000.00 -4,000,000,000.00 -4,000,000,000.00 -4,700,000,000.00 EUR 26780100 18/06/2025 TF 2.88 18/06/2035 -500,000,000.00 -500,000,000.00 -500,000,000.00 -587,500,000.00 EUR 26780190 18/06/2025 TF 2.88 18/06/2035 -4,500,000,000.00 -4,500,000,000.00 -4,500,000,000.00 -5,287,500,000.00 EUR 26830100 03/07/2025 TF 3.37 03/07/2045 -50,000,000.00 -50,000,000.00 -50,000,000.00 -58,750,000.00 EUR 26890100 05/08/2025 TF 3.52 05/08/2050 -10,000,000.00 -10,000,000.00 -10,000,000.00 -11,750,000.00 EUR 26920100 23/09/2025 TF 2.50 17/02/2031 -5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00 -5,875,000,000.00 EUR XS3020941954 06/03/2025 TF 2.14 05/03/2026 -45,000,000.00 -44,832,425.93 -44,832,425.93 -52,678,100.47 EUR XS3029452177 17/03/2025 TF 2.21 16/03/2026 -40,000,000.00 -39,819,858.69 -39,819,858.69 -46,788,333.96 EUR XS3046349877 03/04/2025 TF 2.09 02/04/2026 -25,000,000.00 -24,869,235.57 -24,869,235.57 -29,221,351.79 EUR XS3047423564 04/04/2025 TF 2.08 02/04/2026 -100,000,000.00 -99,478,751.02 -99,478,751.02 -116,887,532.45 EUR XS3047423564 04/04/2025 TF 2.08 02/04/2026 -100,000,000.00 -99,478,751.03 -99,478,751.03 -116,887,532.46 EUR XS3073594486 12/05/2025 TF 1.84 11/05/2026 -50,000,000.00 -49,671,336.82 -49,671,336.82 -58,363,820.76 EUR XS3086808782 28/05/2025 TF 1.85 27/05/2026 -300,000,000.00 -297,772,412.08 -297,772,412.08 -349,882,584.19 EUR XS3090944680 04/06/2025 TF 1.86 03/06/2026 -300,000,000.00 -297,653,971.93 -297,653,971.93 -349,743,417.02 9

Corporate Use # EUR XS3091982473 05/06/2025 TF 1.86 04/06/2026 -30,000,000.00 -29,764,184.90 -29,764,184.90 -34,972,917.26 EUR XS3092581423 06/06/2025 TF 1.85 05/06/2026 -35,000,000.00 -34,724,568.80 -34,724,568.80 -40,801,368.34 EUR XS3112585164 03/07/2025 TF 1.90 02/07/2026 -300,000,000.00 -297,153,444.94 -297,153,444.94 -349,155,297.80 EUR XS3113516135 04/07/2025 TF 1.90 03/07/2026 -60,000,000.00 -59,428,316.02 -59,428,316.02 -69,828,271.32 EUR XS3120109098 09/07/2025 TF 1.88 08/07/2026 -500,000,000.00 -495,150,739.14 -495,150,739.14 -581,802,118.49 EUR XS3121787298 11/07/2025 TF 1.90 10/07/2026 -500,000,000.00 -495,048,342.29 -495,048,342.29 -581,681,802.19 EUR XS3135152737 23/07/2025 TF 1.89 23/04/2026 -400,000,000.00 -397,657,601.09 -397,657,601.09 -467,247,681.28 EUR XS3139382553 28/07/2025 TF 1.90 27/07/2026 -45,000,000.00 -44,515,311.41 -44,515,311.41 -52,305,490.91 EUR XS3139400397 28/07/2025 TF 1.89 28/04/2026 -25,000,000.00 -24,847,321.29 -24,847,321.29 -29,195,602.52 EUR XS3143496100 31/07/2025 TF 1.95 30/04/2026 -300,000,000.00 -298,083,270.96 -298,083,270.96 -350,247,843.38 EUR XS3147487949 06/08/2025 TF 1.93 06/05/2026 -300,000,000.00 -298,000,181.92 -298,000,181.92 -350,150,213.76 EUR XS3167403834 21/08/2025 TF 1.97 20/08/2026 -150,000,000.00 -148,130,534.92 -148,130,534.92 -174,053,378.53 EUR XS3168679440 25/08/2025 TF 1.93 25/05/2026 -15,000,000.00 -14,885,077.81 -14,885,077.81 -17,489,966.43 EUR XS3172342365 29/08/2025 TF 1.95 27/02/2026 -40,000,000.00 -39,875,560.04 -39,875,560.04 -46,853,783.05 EUR XS3172342365 29/08/2025 TF 1.95 27/02/2026 -20,000,000.00 -19,937,780.05 -19,937,780.05 -23,426,891.56 EUR XS3173758916 01/09/2025 TF 1.96 31/08/2026 -129,000,000.00 -127,324,402.11 -127,324,402.11 -149,606,172.48 EUR XS3176754292 04/09/2025 TF 1.99 03/09/2026 -300,000,000.00 -295,996,040.33 -295,996,040.33 -347,795,347.39 EUR XS3177987172 05/09/2025 TF 1.99 04/09/2026 -250,000,000.00 -246,649,803.39 -246,649,803.39 -289,813,518.98 EUR XS3178707447 08/09/2025 TF 1.96 09/02/2026 -16,000,000.00 -15,965,445.28 -15,965,445.28 -18,759,398.20 EUR XS3181944243 11/09/2025 TF 1.96 11/02/2026 -70,000,000.00 -69,841,255.67 -69,841,255.67 -82,063,475.41 EUR XS3183192510 12/09/2025 TF 1.96 12/03/2026 -20,000,000.00 -19,923,443.31 -19,923,443.31 -23,410,045.89 EUR XS3185644344 17/09/2025 TF 2.01 16/09/2026 -23,000,000.00 -22,674,025.72 -22,674,025.72 -26,641,980.22 EUR XS3187825982 18/09/2025 TF 2.02 17/09/2026 -50,000,000.00 -49,285,155.85 -49,285,155.85 -57,910,058.12 EUR XS3189661500 22/09/2025 TF 2.02 21/09/2026 -30,000,000.00 -29,564,494.95 -29,564,494.95 -34,738,281.57 EUR XS3194928951 26/09/2025 TF 2.02 01/04/2026 -350,000,000.00 -348,229,252.36 -348,229,252.36 -409,169,371.52 EUR XS3194929256 26/09/2025 TF 2.02 26/03/2026 -160,000,000.00 -159,243,635.67 -159,243,635.67 -187,111,271.91 EUR XS3194929256 26/09/2025 TF 2.02 26/03/2026 -1,200,000,000.00 -1,194,327,267.18 -1,194,327,267.18 -1,403,334,538.94 EUR XS3199076293 01/10/2025 TF 2.02 01/04/2026 -150,000,000.00 -149,240,897.13 -149,240,897.13 -175,358,054.13 EUR XS3199980981 02/10/2025 TF 2.02 02/04/2026 -210,000,000.00 -208,925,577.49 -208,925,577.49 -245,487,553.55 EUR XS3199980981 02/10/2025 TF 2.02 02/04/2026 -100,000,000.00 -99,488,370.23 -99,488,370.23 -116,898,835.02 EUR XS3199980981 02/10/2025 TF 2.02 02/04/2026 -40,000,000.00 -39,795,598.50 -39,795,598.50 -46,759,828.24 EUR XS3200738808 03/10/2025 TF 2.02 07/04/2026 -35,000,000.00 -34,811,470.40 -34,811,470.40 -40,903,477.72 EUR XS3201105726 03/10/2025 TF 2.03 02/10/2026 -40,000,000.00 -39,392,197.70 -39,392,197.70 -46,285,832.30 EUR XS3201283317 03/10/2025 TF 2.02 02/04/2026 -103,000,000.00 -102,472,992.03 -102,472,992.03 -120,405,765.64 EUR XS3201285528 03/10/2025 TF 1.95 03/02/2026 -35,000,000.00 -34,935,968.33 -34,935,968.33 -41,049,762.79 EUR XS3204030657 08/10/2025 TF 2.02 08/04/2026 -250,000,000.00 -248,637,507.68 -248,637,507.68 -292,149,071.52 EUR XS3204030657 08/10/2025 TF 2.02 08/04/2026 -200,000,000.00 -198,910,006.15 -198,910,006.15 -233,719,257.23 EUR XS3206380209 10/10/2025 TF 2.02 10/04/2026 -25,000,000.00 -24,861,140.29 -24,861,140.29 -29,211,839.84 EUR XS3208388788 13/10/2025 TF 2.02 12/10/2026 -20,000,000.00 -19,686,568.33 -19,686,568.33 -23,131,717.79 EUR XS3208426463 13/10/2025 TF 2.01 20/04/2026 -26,500,000.00 -26,338,945.36 -26,338,945.36 -30,948,260.80 EUR XS3208493570 13/10/2025 TF 2.01 13/07/2026 -21,000,000.00 -20,775,950.08 -20,775,950.08 -24,411,741.34 EUR XS3209445389 14/10/2025 TF 2.01 14/07/2026 -20,000,000.00 -19,785,519.22 -19,785,519.22 -23,247,985.08 EUR XS3223332340 31/10/2025 TF 2.00 30/04/2026 -60,000,000.00 -59,603,982.10 -59,603,982.10 -70,034,678.97 EUR XS3223334049 30/10/2025 TF 2.00 30/04/2026 -71,000,000.00 -70,531,404.68 -70,531,404.68 -82,874,400.50 EUR XS3223938815 29/10/2025 TF 2.00 04/05/2026 -150,000,000.00 -148,976,026.24 -148,976,026.24 -175,046,830.83 EUR XS3224495005 03/11/2025 TF 2.00 03/07/2026 -25,000,000.00 -24,748,456.79 -24,748,456.79 -29,079,436.73 EUR XS3224495005 03/11/2025 TF 2.00 03/07/2026 -20,000,000.00 -19,798,267.72 -19,798,267.72 -23,262,964.57 EUR XS3224516107 31/10/2025 TF 2.01 30/10/2026 -25,000,000.00 -24,585,486.84 -24,585,486.84 -28,887,947.04 EUR XS3225029746 03/11/2025 TF 1.96 03/02/2026 -50,000,000.00 -49,907,905.74 -49,907,905.74 -58,641,789.24 EUR XS3225033268 03/11/2025 TF 1.99 07/04/2026 -25,000,000.00 -24,867,090.17 -24,867,090.17 -29,218,830.95 EUR XS3226478595 05/11/2025 TF 1.96 05/02/2026 -206,500,000.00 -206,096,766.10 -206,096,766.10 -242,163,700.17 10

Corporate Use# EUR XS3226521436 05/11/2025 TF 1.99 13/04/2026 -200,000,000.00 -198,869,793.28 -198,869,793.28 -233,672,007.10 EUR XS3227201061 06/11/2025 TF 1.96 06/02/2026 -50,000,000.00 -49,899,779.87 -49,899,779.87 -58,632,241.35 EUR XS3227868166 07/11/2025 TF 2.01 07/08/2026 -200,000,000.00 -197,588,264.93 -197,588,264.93 -232,166,211.29 EUR XS3231190318 13/11/2025 TF 2.00 13/05/2026 -200,000,000.00 -198,535,123.56 -198,535,123.56 -233,278,770.18 EUR XS3231190318 13/11/2025 TF 2.00 13/05/2026 -50,000,000.00 -49,634,233.54 -49,634,233.54 -58,320,224.41 EUR XS3231210876 11/11/2025 TF 2.00 11/05/2026 -150,000,000.00 -148,917,863.83 -148,917,863.83 -174,978,490.00 EUR XS3233504938 14/11/2025 TF 2.01 14/05/2026 -1,000,000,000.00 -992,584,062.43 -992,584,062.43 -1,166,286,273.36 EUR XS3242506031 25/11/2025 TF 1.99 24/11/2026 -100,000,000.00 -98,220,462.37 -98,220,462.37 -115,409,043.28 EUR XS3244711548 28/11/2025 TF 1.99 26/11/2026 -20,000,000.00 -19,642,343.35 -19,642,343.35 -23,079,753.44 EUR XS3256488308 16/12/2025 TF 1.78 16/02/2026 -25,000,000.00 -24,942,080.33 -24,942,080.33 -29,306,944.39 -258,845,364,605.66 -258,847,100,654.50 -258,847,100,654.50 -304,145,343,269.04 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) GBP 01340500 07/12/1998 TF 6.00 07/12/2028 -54,321,000.00 -54,321,000.00 -62,251,890.90 -73,145,971.81 GBP 01340600 25/02/1999 TF 6.00 07/12/2028 -250,000,000.00 -250,000,000.00 -286,500,114.60 -336,637,634.66 GBP 01340700 19/10/1999 TF 6.00 07/12/2028 -75,000,000.00 -75,000,000.00 -85,950,034.38 -100,991,290.40 GBP 01340800 22/11/1999 TF 6.00 07/12/2028 -125,000,000.00 -125,000,000.00 -143,250,057.30 -168,318,817.33 GBP 01340900 07/01/2000 TF 6.00 07/12/2028 -125,000,000.00 -125,000,000.00 -143,250,057.30 -168,318,817.33 GBP 01341000 11/02/2000 TF 6.00 07/12/2028 -100,000,000.00 -100,000,000.00 -114,600,045.84 -134,655,053.86 GBP 01341100 06/03/2000 TF 6.00 07/12/2028 -150,000,000.00 -150,000,000.00 -171,900,068.76 -201,982,580.79 GBP 01341200 15/03/2000 TF 6.00 07/12/2028 -100,000,000.00 -100,000,000.00 -114,600,045.84 -134,655,053.86 GBP 01341300 30/03/2000 TF 6.00 07/12/2028 -145,000,000.00 -145,000,000.00 -166,170,066.47 -195,249,828.10 GBP 01341400 06/04/2000 TF 6.00 07/12/2028 -350,000,000.00 -350,000,000.00 -401,100,160.44 -471,292,688.52 GBP 01341500 19/04/2000 TF 6.00 07/12/2028 -100,000,000.00 -100,000,000.00 -114,600,045.84 -134,655,053.86 GBP 01341600 09/05/2000 TF 6.00 07/12/2028 -100,000,000.00 -100,000,000.00 -114,600,045.84 -134,655,053.86 GBP 01341700 24/05/2000 TF 6.00 07/12/2028 -100,000,000.00 -100,000,000.00 -114,600,045.84 -134,655,053.86 GBP 01341800 12/07/2000 TF 6.00 07/12/2028 -100,000,000.00 -100,000,000.00 -114,600,045.84 -134,655,053.86 GBP 01341900 01/09/2000 TF 6.00 07/12/2028 -100,000,000.00 -100,000,000.00 -114,600,045.84 -134,655,053.86 GBP 01342000 18/09/2000 TF 6.00 07/12/2028 -100,000,000.00 -100,000,000.00 -114,600,045.84 -134,655,053.86 GBP 01342100 12/01/2001 TF 6.00 07/12/2028 -100,000,000.00 -100,000,000.00 -114,600,045.84 -134,655,053.86 GBP 01342200 17/06/2004 TF 6.00 07/12/2028 -100,000,000.00 -100,000,000.00 -114,600,045.84 -134,655,053.86 GBP 01590100 19/02/1999 TF 4.80 07/12/2028 -92,216,113.70 -92,216,113.70 -105,679,708.57 -124,173,657.57 GBP 01590200 18/10/2000 TF 5.11 07/12/2028 -40,009,125.00 -40,009,125.00 -45,850,475.59 -53,874,308.82 GBP 01590300 20/12/2000 TF 4.72 07/12/2028 -55,140,000.00 -55,140,000.00 -63,190,465.28 -74,248,796.70 GBP 01590400 26/04/2001 TF 5.16 07/12/2028 -24,895,000.00 -24,895,000.00 -28,529,681.41 -33,522,375.66 GBP 01610100 01/04/1999 TF 4.61 15/03/2038 -49,792,301.00 -114,466,025.21 -131,178,117.36 -154,134,287.90 GBP 01610200 26/04/2001 TF 5.14 15/03/2038 -74,932,500.00 -169,358,855.33 -194,085,325.84 -228,050,257.86 GBP 01620100 27/04/1999 TF 5.00 15/04/2039 -50,000,000.00 -3,400,000.00 -3,896,401.56 -4,578,271.83 GBP 01620200 28/04/2000 TF 5.00 15/04/2039 -75,000,000.00 -75,000,000.00 -85,950,034.38 -100,991,290.40 GBP 01620300 14/06/2000 TF 5.00 15/04/2039 -75,000,000.00 -75,000,000.00 -85,950,034.38 -100,991,290.40 GBP 01620400 10/07/2000 TF 5.00 15/04/2039 -125,000,000.00 -125,000,000.00 -143,250,057.30 -168,318,817.33 GBP 01620500 21/07/2000 TF 5.00 15/04/2039 -75,000,000.00 -75,000,000.00 -85,950,034.38 -100,991,290.40 GBP 01620600 29/11/2000 TF 5.00 15/04/2039 -75,000,000.00 -75,000,000.00 -85,950,034.38 -100,991,290.40 GBP 01620700 28/12/2000 TF 5.00 15/04/2039 -75,000,000.00 -75,000,000.00 -85,950,034.38 -100,991,290.40 GBP 01620800 15/03/2001 TF 5.00 15/04/2039 -110,000,000.00 -110,000,000.00 -126,060,050.42 -148,120,559.24 GBP 01620900 22/06/2004 TF 5.00 15/04/2039 -125,000,000.00 -125,000,000.00 -143,250,057.30 -168,318,817.33 GBP 01621000 16/08/2004 TF 5.00 15/04/2039 -65,000,000.00 -65,000,000.00 -74,490,029.80 -87,525,785.02 GBP 01621100 18/01/2006 TF 5.00 15/04/2039 -100,000,000.00 -100,000,000.00 -114,600,045.84 -134,655,053.86 GBP 01621200 01/06/2006 TF 5.00 15/04/2039 -100,000,000.00 -100,000,000.00 -114,600,045.84 -134,655,053.86 GBP 01621300 17/08/2006 TF 5.00 15/04/2039 -50,000,000.00 -50,000,000.00 -57,300,022.92 -67,327,526.93 11

Corporate Use # GBP 01621400 15/09/2006 TF 5.00 15/04/2039 -50,000,000.00 -50,000,000.00 -57,300,022.92 -67,327,526.93 GBP 01621500 11/10/2006 TF 5.00 15/04/2039 -50,000,000.00 -50,000,000.00 -57,300,022.92 -67,327,526.93 GBP 01621600 09/11/2006 TF 5.00 15/04/2039 -50,000,000.00 -50,000,000.00 -57,300,022.92 -67,327,526.93 GBP 01621700 21/03/2007 TF 5.00 15/04/2039 -50,000,000.00 -50,000,000.00 -57,300,022.92 -67,327,526.93 GBP 01621800 24/04/2007 TF 5.00 15/04/2039 -50,000,000.00 -50,000,000.00 -57,300,022.92 -67,327,526.93 GBP 01621900 16/05/2007 TF 5.00 15/04/2039 -100,000,000.00 -100,000,000.00 -114,600,045.84 -134,655,053.86 GBP 01622000 10/11/2011 TF 5.00 15/04/2039 -50,000,000.00 -50,000,000.00 -57,300,022.92 -67,327,526.93 GBP 01690100 15/06/1999 TF 5.14 15/03/2038 -33,319,663.88 -82,743,470.91 -94,824,055.59 -111,418,265.32 GBP 01960200 07/08/2000 TF 5.63 07/06/2032 -40,000,000.00 -40,000,000.00 -45,840,018.34 -53,862,021.55 GBP 01960300 14/09/2000 TF 5.63 07/06/2032 -100,000,000.00 -100,000,000.00 -114,600,045.84 -134,655,053.86 GBP 01960400 27/09/2000 TF 5.63 07/06/2032 -100,000,000.00 -100,000,000.00 -114,600,045.84 -134,655,053.86 GBP 01960500 17/10/2000 TF 5.63 07/06/2032 -75,000,000.00 -75,000,000.00 -85,950,034.38 -100,991,290.40 GBP 01960600 21/03/2001 TF 5.63 07/06/2032 -100,000,000.00 -100,000,000.00 -114,600,045.84 -134,655,053.86 GBP 01960700 24/04/2001 TF 5.63 07/06/2032 -50,000,000.00 -50,000,000.00 -57,300,022.92 -67,327,526.93 GBP 01960800 10/05/2001 TF 5.63 07/06/2032 -75,000,000.00 -75,000,000.00 -85,950,034.38 -100,991,290.40 GBP 01960900 05/07/2001 TF 5.63 07/06/2032 -50,000,000.00 -50,000,000.00 -57,300,022.92 -67,327,526.93 GBP 01961000 21/10/2002 TF 5.63 07/06/2032 -100,000,000.00 -100,000,000.00 -114,600,045.84 -134,655,053.86 GBP 01961100 02/04/2004 TF 5.63 07/06/2032 -150,000,000.00 -150,000,000.00 -171,900,068.76 -201,982,580.79 GBP 01961200 11/06/2004 TF 5.63 07/06/2032 -150,000,000.00 -150,000,000.00 -171,900,068.76 -201,982,580.79 GBP 01961300 25/06/2004 TF 5.63 07/06/2032 -75,000,000.00 -75,000,000.00 -85,950,034.38 -100,991,290.40 GBP 01961400 12/07/2004 TF 5.63 07/06/2032 -150,000,000.00 -150,000,000.00 -171,900,068.76 -201,982,580.79 GBP 01961500 03/09/2004 TF 5.63 07/06/2032 -150,000,000.00 -150,000,000.00 -171,900,068.76 -201,982,580.79 GBP 01961600 07/02/2006 TF 5.63 07/06/2032 -100,000,000.00 -100,000,000.00 -114,600,045.84 -134,655,053.86 GBP 01961700 04/05/2006 TF 5.63 07/06/2032 -100,000,000.00 -100,000,000.00 -114,600,045.84 -134,655,053.86 GBP 01961800 01/09/2006 TF 5.63 07/06/2032 -100,000,000.00 -100,000,000.00 -114,600,045.84 -134,655,053.86 GBP 01961900 14/11/2006 TF 5.63 07/06/2032 -100,000,000.00 -100,000,000.00 -114,600,045.84 -134,655,053.86 GBP 01962000 27/07/2007 TF 5.63 07/06/2032 -100,000,000.00 -100,000,000.00 -114,600,045.84 -134,655,053.86 GBP 01962100 14/08/2007 TF 5.63 07/06/2032 -100,000,000.00 -100,000,000.00 -114,600,045.84 -134,655,053.86 GBP 01962200 27/03/2008 TF 5.63 07/06/2032 -100,000,000.00 -100,000,000.00 -114,600,045.84 -134,655,053.86 GBP 02220100 30/04/2001 TV 25.25 30/04/2031 -14,844,615.94 -7,695,823.52 -8,819,417.28 -10,362,815.30 GBP 02240100 17/05/2001 TV 6.98 31/03/2034 -41,870,430.00 -26,668,250.00 -30,561,826.72 -35,910,146.40 GBP 02280100 23/07/2001 TV 5.62 22/07/2030 -50,000,000.00 -50,000,000.00 -57,300,022.92 -67,327,526.93 GBP 02280200 04/06/2004 TV 5.62 22/07/2030 -75,000,000.00 -75,000,000.00 -85,950,034.38 -100,991,290.40 GBP 04350100 26/02/2003 TV 5.04 31/03/2031 -56,250,705.00 -28,657,965.00 -32,842,041.03 -38,589,398.21 GBP 05380100 09/07/2003 TV 5.19 31/03/2038 -33,552,300.00 -24,167,000.00 -27,695,393.08 -32,542,086.87 GBP 06470100 15/01/2004 TV 5.14 30/09/2034 -62,196,400.00 -39,839,400.00 -45,655,970.66 -53,645,765.53 GBP 07600100 12/10/2004 TF 4.63 12/10/2054 -200,000,000.00 -122,856,000.00 -140,793,032.32 -165,431,812.98 GBP 07600200 10/03/2006 TF 4.63 12/10/2054 -50,000,000.00 -50,000,000.00 -57,300,022.92 -67,327,526.93 GBP 07600300 10/03/2006 TF 4.63 12/10/2054 -25,000,000.00 -25,000,000.00 -28,650,011.46 -33,663,763.47 GBP 07600400 31/05/2006 TF 4.63 12/10/2054 -40,000,000.00 -40,000,000.00 -45,840,018.34 -53,862,021.55 GBP 07600500 31/05/2006 TF 4.63 12/10/2054 -20,000,000.00 -20,000,000.00 -22,920,009.17 -26,931,010.77 GBP 07600600 12/10/2006 TF 4.63 12/10/2054 -75,000,000.00 -75,000,000.00 -85,950,034.38 -100,991,290.40 GBP 07600700 09/11/2006 TF 4.63 12/10/2054 -50,000,000.00 -50,000,000.00 -57,300,022.92 -67,327,526.93 GBP 07600800 27/04/2007 TF 4.63 12/10/2054 -40,000,000.00 -40,000,000.00 -45,840,018.34 -53,862,021.55 GBP 07600900 25/06/2007 TF 4.63 12/10/2054 -50,000,000.00 -50,000,000.00 -57,300,022.92 -67,327,526.93 GBP 07601000 24/08/2007 TF 4.63 12/10/2054 -50,000,000.00 -50,000,000.00 -57,300,022.92 -67,327,526.93 GBP 07601100 16/02/2012 TF 4.63 12/10/2054 -100,000,000.00 -100,000,000.00 -114,600,045.84 -134,655,053.86 GBP 07601200 26/03/2012 TF 4.63 12/10/2054 -75,000,000.00 -75,000,000.00 -85,950,034.38 -100,991,290.40 GBP 07960100 15/12/2004 TV 4.24 30/09/2037 -123,017,300.00 -86,657,550.00 -99,309,592.02 -116,688,770.62 GBP 08670100 04/05/2005 TV 4.23 31/03/2038 -82,775,850.00 -59,124,145.00 -67,756,297.27 -79,613,649.29 GBP 13210100 18/04/2007 TF 4.50 07/03/2044 -350,000,000.00 -260,700,000.00 -298,762,319.50 -351,045,725.41 12

Corporate Use# GBP 13210200 26/06/2007 TF 4.50 07/03/2044 -50,000,000.00 -50,000,000.00 -57,300,022.92 -67,327,526.93 GBP 13210300 31/07/2007 TF 4.50 07/03/2044 -50,000,000.00 -50,000,000.00 -57,300,022.92 -67,327,526.93 GBP 13210400 22/02/2008 TF 4.50 07/03/2044 -50,000,000.00 -50,000,000.00 -57,300,022.92 -67,327,526.93 GBP 13210500 19/10/2011 TF 4.50 07/03/2044 -50,000,000.00 -50,000,000.00 -57,300,022.92 -67,327,526.93 GBP 13210600 10/11/2011 TF 4.50 07/03/2044 -85,000,000.00 -85,000,000.00 -97,410,038.96 -114,456,795.78 GBP 13210700 09/03/2012 TF 4.50 07/03/2044 -50,000,000.00 -50,000,000.00 -57,300,022.92 -67,327,526.93 GBP 13210800 29/03/2012 TF 4.50 07/03/2044 -50,000,000.00 -50,000,000.00 -57,300,022.92 -67,327,526.93 GBP 15310100 16/03/2009 TF 4.50 07/06/2029 -550,000,000.00 -550,000,000.00 -630,300,252.12 -740,602,796.24 GBP 15310200 16/03/2009 TF 4.50 07/06/2029 -50,000,000.00 -50,000,000.00 -57,300,022.92 -67,327,526.93 GBP 15310300 30/06/2011 TF 4.50 07/06/2029 -130,000,000.00 -130,000,000.00 -148,980,059.59 -175,051,570.02 GBP 15310400 04/11/2011 TF 4.50 07/06/2029 -125,000,000.00 -125,000,000.00 -143,250,057.30 -168,318,817.33 GBP 15310600 14/02/2012 TF 4.50 07/06/2029 -100,000,000.00 -100,000,000.00 -114,600,045.84 -134,655,053.86 GBP 18990100 07/02/2012 TF 3.88 08/06/2037 -600,000,000.00 -600,000,000.00 -687,600,275.04 -807,930,323.17 GBP 18990200 10/10/2012 TF 3.88 08/06/2037 -150,000,000.00 -150,000,000.00 -171,900,068.76 -201,982,580.79 GBP 18990300 07/06/2013 TF 3.88 08/06/2037 -250,000,000.00 -250,000,000.00 -286,500,114.60 -336,637,634.66 GBP 18990400 26/07/2013 TF 3.88 08/06/2037 -150,000,000.00 -150,000,000.00 -171,900,068.76 -201,982,580.79 GBP 19260100 12/04/2012 TF 3.75 07/12/2027 -300,000,000.00 -300,000,000.00 -343,800,137.52 -403,965,161.59 GBP 19260200 12/11/2012 TF 3.75 07/12/2027 -100,000,000.00 -100,000,000.00 -114,600,045.84 -134,655,053.86 GBP 22400100 21/09/2016 TF 1.00 21/09/2026 -500,000,000.00 -500,000,000.00 -573,000,229.20 -673,275,269.31 GBP 22400200 03/02/2017 TF 1.00 21/09/2026 -500,000,000.00 -500,000,000.00 -573,000,229.20 -673,275,269.31 GBP 22400300 09/02/2018 TF 1.00 21/09/2026 -500,000,000.00 -500,000,000.00 -573,000,229.20 -673,275,269.31 GBP 22400400 13/02/2019 TF 1.00 21/09/2026 -250,000,000.00 -250,000,000.00 -286,500,114.60 -336,637,634.66 GBP 22400500 26/07/2019 TF 1.00 21/09/2026 -400,000,000.00 -400,000,000.00 -458,400,183.36 -538,620,215.45 GBP 23840100 12/03/2019 TV 4.29 12/03/2026 -500,000,000.00 -500,000,000.00 -573,000,229.20 -673,275,269.31 GBP 23840200 10/02/2020 TV 4.29 12/03/2026 -500,000,000.00 -500,000,000.00 -573,000,229.20 -673,275,269.31 GBP 24320100 31/01/2020 TF 0.75 22/07/2027 -750,000,000.00 -750,000,000.00 -859,500,343.80 -1,009,912,903.97 GBP 24860100 14/01/2021 TF 0.13 14/12/2026 -1,500,000,000.00 -1,500,000,000.00 -1,719,000,687.60 -2,019,825,807.93 GBP 24890100 18/01/2021 TV 4.95 18/01/2027 -1,500,000,000.00 -1,500,000,000.00 -1,719,000,687.60 -2,019,825,807.93 GBP 25380100 20/10/2021 TF 0.88 15/05/2026 -500,000,000.00 -500,000,000.00 -573,000,229.20 -673,275,269.31 GBP 25380200 18/11/2022 TF 0.88 15/05/2026 -650,000,000.00 -650,000,000.00 -744,900,297.96 -875,257,850.10 GBP 25990100 14/04/2023 TF 3.88 12/04/2028 -600,000,000.00 -600,000,000.00 -687,600,275.04 -807,930,323.17 GBP 25990190 14/04/2023 TF 3.88 12/04/2028 -150,000,000.00 -150,000,000.00 -171,900,068.76 -201,982,580.79 GBP 25990200 28/09/2023 TF 3.88 12/04/2028 -250,000,000.00 -250,000,000.00 -286,500,114.60 -336,637,634.66 GBP 26100100 14/07/2023 TF 4.88 16/12/2030 -1,000,000,000.00 -1,000,000,000.00 -1,146,000,458.40 -1,346,550,538.62 GBP 26150100 12/01/2024 TF 3.63 12/01/2032 -1,000,000,000.00 -1,000,000,000.00 -1,146,000,458.40 -1,346,550,538.62 GBP 26220100 15/02/2024 TF 4.00 15/02/2029 -1,250,000,000.00 -1,250,000,000.00 -1,432,500,573.00 -1,683,188,173.28 GBP 26380100 25/09/2024 TF 3.63 22/10/2029 -750,000,000.00 -750,000,000.00 -859,500,343.80 -1,009,912,903.97 GBP 26490100 20/01/2025 TF 4.50 31/01/2028 -1,500,000,000.00 -1,500,000,000.00 -1,719,000,687.60 -2,019,825,807.93 GBP 26610100 11/03/2025 TF 4.25 22/10/2030 -1,000,000,000.00 -1,000,000,000.00 -1,146,000,458.40 -1,346,550,538.62 GBP 26910100 15/09/2025 TV 4.13 17/09/2029 -750,000,000.00 -750,000,000.00 -859,500,343.80 -1,009,912,903.97 GBP XS3176740077 04/09/2025 TF 4.08 04/02/2026 -15,000,000.00 -14,942,301.85 -17,123,884.77 -20,120,564.60 GBP XS3227265629 06/11/2025 TF 3.94 07/04/2026 -20,000,000.00 -19,793,966.77 -22,683,894.99 -26,653,576.61 GBP XS3227268219 06/11/2025 TF 3.93 06/05/2026 -20,000,000.00 -19,733,855.28 -22,615,007.20 -26,572,633.46 -27,119,133,304.52 -26,972,385,847.57 -30,910,366,545.45 -36,319,680,690.90 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) GEL 26810100 25/06/2025 TF 8.70 25/06/2028 -31,500,000.00 -31,500,000.00 -10,076,775.43 -11,840,211.13 GEL 27000100 20/11/2025 TF 7.60 20/11/2028 -50,000,000.00 -50,000,000.00 -15,994,881.64 -18,793,985.93 -81,500,000.00 -81,500,000.00 -26,071,657.07 -30,634,197.06 13

Corporate Use# Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) HKD 26230100 04/03/2024 TF 3.74 04/03/2029 -90,000,000.00 -90,000,000.00 -9,839,937.02 -11,561,926.00 HKD 26320100 25/04/2024 TF 4.03 25/04/2027 -300,000,000.00 -300,000,000.00 -32,799,790.08 -38,539,753.34 HKD 26770100 17/06/2025 TF 2.88 17/12/2030 -500,000,000.00 -500,000,000.00 -54,666,316.80 -64,232,922.24 -890,000,000.00 -890,000,000.00 -97,306,043.90 -114,334,601.58 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) INR 26140100 23/10/2023 TF 7.40 23/10/2033 -4,000,000,000.00 -4,000,000,000.00 -37,880,043.37 -44,509,050.96 INR 26140200 02/07/2024 TF 7.40 23/10/2033 -3,000,000,000.00 -3,000,000,000.00 -28,410,032.53 -33,381,788.22 INR 26140300 14/01/2025 TF 7.40 23/10/2033 -4,500,000,000.00 -4,500,000,000.00 -42,615,048.79 -50,072,682.33 INR 26140400 20/02/2025 TF 7.40 23/10/2033 -4,500,000,000.00 -4,500,000,000.00 -42,615,048.79 -50,072,682.33 INR 26140500 09/04/2025 TF 7.40 23/10/2033 -5,500,000,000.00 -5,500,000,000.00 -52,085,059.64 -61,199,945.08 INR 26240100 01/03/2024 TF 6.95 01/03/2029 -9,000,000,000.00 -9,000,000,000.00 -85,230,097.59 -100,145,364.67 INR 26580100 28/02/2025 TF 6.88 28/02/2035 -5,000,000,000.00 -5,000,000,000.00 -47,350,054.22 -55,636,313.71 INR 26580200 04/04/2025 TF 6.88 28/02/2035 -5,000,000,000.00 -5,000,000,000.00 -47,350,054.22 -55,636,313.71 INR 26580300 03/06/2025 TF 6.88 28/02/2035 -2,200,000,000.00 -2,200,000,000.00 -20,834,023.85 -24,479,978.02 INR 26580400 13/06/2025 TF 6.88 28/02/2035 -5,300,000,000.00 -5,300,000,000.00 -50,191,057.47 -58,974,492.53 INR 26580500 20/08/2025 TF 6.88 28/02/2035 -4,500,000,000.00 -4,500,000,000.00 -42,615,048.79 -50,072,682.33 INR 26710100 02/05/2025 TF 6.50 02/05/2032 -5,000,000,000.00 -5,000,000,000.00 -47,350,054.22 -55,636,313.71 INR 26860100 11/07/2025 TF 6.50 11/07/2035 -5,500,000,000.00 -5,500,000,000.00 -52,085,059.64 -61,199,945.08 INR 26860200 06/10/2025 TF 6.50 11/07/2035 -5,500,000,000.00 -5,500,000,000.00 -52,085,059.64 -61,199,945.08 INR 26880100 11/07/2025 TF 6.25 11/07/2030 -8,700,000,000.00 -8,700,000,000.00 -82,389,094.34 -96,807,185.85 -77,200,000,000.00 -77,200,000,000.00 -731,084,837.10 -859,024,683.59 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) JPY 05490100 12/08/2003 TV 4.65 12/08/2033 -1,000,000,000.00 -1,000,000,000.00 -5,432,125.59 -6,382,747.57 JPY 10570100 26/01/2006 TF 1.90 26/01/2026 -34,530,700,000.00 -34,530,700,000.00 -187,575,099.14 -220,400,741.49 JPY 10570200 04/02/2008 TF 1.90 26/01/2026 -25,000,000,000.00 -25,000,000,000.00 -135,803,139.77 -159,568,689.23 JPY 12840100 18/01/2007 TF 2.15 18/01/2027 -50,000,000,000.00 -50,000,000,000.00 -271,606,279.54 -319,137,378.46 JPY 19310100 10/05/2012 TV 3.50 15/12/2033 -1,650,000,000.00 -1,650,000,000.00 -8,963,007.22 -10,531,533.48 JPY 19790100 18/01/2013 TF 1.70 18/01/2033 -11,222,508,500.00 -12,413,358,840.00 -67,430,924.22 -79,231,335.96 JPY 20280100 24/09/2013 TV 3.00 25/09/2043 -1,000,000,000.00 -1,000,000,000.00 -5,432,125.59 -6,382,747.57 JPY 20370100 03/12/2013 TV 3.60 04/12/2043 -1,000,000,000.00 -1,000,000,000.00 -5,432,125.59 -6,382,747.57 JPY 20380100 21/11/2013 TV 2.00 21/11/2033 -1,000,000,000.00 -1,000,000,000.00 -5,432,125.59 -6,382,747.57 JPY 20410100 25/11/2013 TF 1.74 25/11/2053 -10,000,000,000.00 -10,000,000,000.00 -54,321,255.91 -63,827,475.69 JPY 20420100 11/12/2013 TV 3.30 11/12/2043 -1,100,000,000.00 -1,100,000,000.00 -5,975,338.15 -7,021,022.33 JPY 20470100 19/12/2013 TV 2.80 19/12/2033 -1,000,000,000.00 -1,000,000,000.00 -5,432,125.59 -6,382,747.57 JPY 20500100 18/12/2013 TV 2.90 18/12/2043 -1,000,000,000.00 -1,000,000,000.00 -5,432,125.59 -6,382,747.57 JPY 20510100 14/01/2014 TV 3.00 15/01/2044 -1,000,000,000.00 -1,000,000,000.00 -5,432,125.59 -6,382,747.57 JPY 20550100 23/01/2014 TV 2.85 23/01/2034 -4,100,000,000.00 -4,100,000,000.00 -22,271,714.92 -26,169,265.03 JPY 20580100 24/01/2014 TV 3.00 24/01/2034 -1,000,000,000.00 -1,000,000,000.00 -5,432,125.59 -6,382,747.57 JPY 20670100 12/02/2014 TV 5.77 12/02/2044 -1,000,000,000.00 -1,000,000,000.00 -5,432,125.59 -6,382,747.57 JPY 20710100 03/03/2014 TV 5.00 03/03/2044 -1,000,000,000.00 -1,000,000,000.00 -5,432,125.59 -6,382,747.57 JPY 20750100 03/03/2014 TV 3.80 03/03/2044 -600,000,000.00 -600,000,000.00 -3,259,275.35 -3,829,648.54 JPY 20770100 07/03/2014 TV 3.66 07/03/2029 -1,100,000,000.00 -1,100,000,000.00 -5,975,338.15 -7,021,022.33 JPY 20830100 24/03/2014 TV 2.63 24/03/2034 -3,000,000,000.00 -3,000,000,000.00 -16,296,376.77 -19,148,242.70 JPY 20840100 25/03/2014 TV 4.10 25/03/2044 -500,000,000.00 -500,000,000.00 -2,716,062.80 -3,191,373.79 JPY 20880100 28/03/2014 TV 6.27 28/03/2029 -500,000,000.00 -500,000,000.00 -2,716,062.80 -3,191,373.79 14

Corporate Use# JPY 20900100 28/03/2014 TV 4.50 31/03/2044 -1,000,000,000.00 -1,000,000,000.00 -5,432,125.59 -6,382,747.57 JPY 20930100 14/04/2014 TV 2.48 14/04/2044 -500,000,000.00 -500,000,000.00 -2,716,062.80 -3,191,373.79 JPY 20960100 14/04/2014 TV 2.48 14/04/2044 -1,000,000,000.00 -1,000,000,000.00 -5,432,125.59 -6,382,747.57 JPY 21110100 12/05/2014 TV 3.50 13/05/2044 -1,300,000,000.00 -1,300,000,000.00 -7,061,763.27 -8,297,571.84 JPY 21120100 13/05/2014 TV 2.40 13/05/2044 -500,000,000.00 -500,000,000.00 -2,716,062.80 -3,191,373.79 JPY 21220100 26/06/2014 TV 4.50 27/06/2034 -500,000,000.00 -500,000,000.00 -2,716,062.80 -3,191,373.79 JPY 21260100 25/07/2014 TV 4.15 25/07/2044 -500,000,000.00 -500,000,000.00 -2,716,062.80 -3,191,373.79 JPY 21270100 08/08/2014 TV 4.50 08/08/2029 -500,000,000.00 -500,000,000.00 -2,716,062.80 -3,191,373.79 JPY 21320100 12/09/2014 TV 3.50 12/09/2034 -500,000,000.00 -500,000,000.00 -2,716,062.80 -3,191,373.79 JPY 21410100 17/10/2014 TV 4.52 17/10/2044 -1,000,000,000.00 -500,000,000.00 -2,716,062.80 -3,191,373.79 JPY 21530100 12/02/2015 TV 2.00 13/02/2045 -600,000,000.00 -600,000,000.00 -3,259,275.35 -3,829,648.54 JPY 21580100 19/02/2015 TV 3.40 20/02/2035 -1,000,000,000.00 -1,000,000,000.00 -5,432,125.59 -6,382,747.57 JPY 21920100 15/10/2015 TV 3.60 16/10/2045 -500,000,000.00 -500,000,000.00 -2,716,062.80 -3,191,373.79 JPY 21950100 23/10/2015 TV 3.20 23/10/2040 -500,000,000.00 -500,000,000.00 -2,716,062.80 -3,191,373.79 JPY 22010100 08/12/2015 TV 3.25 08/12/2045 -500,000,000.00 -500,000,000.00 -2,716,062.80 -3,191,373.79 JPY 22080100 16/02/2016 TV 3.00 16/02/2046 -800,000,000.00 -800,000,000.00 -4,345,700.47 -5,106,198.05 JPY 22140100 14/03/2016 TV 2.10 15/03/2046 -500,000,000.00 -500,000,000.00 -2,716,062.80 -3,191,373.79 JPY 22360100 26/08/2016 TV 2.35 26/08/2036 -500,000,000.00 -500,000,000.00 -2,716,062.80 -3,191,373.79 JPY 22760100 13/02/2017 TV 3.55 13/02/2047 -500,000,000.00 -500,000,000.00 -2,716,062.80 -3,191,373.79 JPY 22770100 13/02/2017 TV 2.00 13/02/2037 -500,000,000.00 -500,000,000.00 -2,716,062.80 -3,191,373.79 JPY 23110100 21/08/2017 TV 2.75 21/08/2042 -500,000,000.00 -500,000,000.00 -2,716,062.80 -3,191,373.79 JPY 23280100 08/02/2018 TV 3.00 08/02/2038 -500,000,000.00 -500,000,000.00 -2,716,062.80 -3,191,373.79 -167,503,208,500.00 -168,194,058,840.00 -913,651,251.30 -1,073,540,220.28 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) MXN 22640100 11/01/2017 TF 8.00 11/01/2027 -500,000,000.00 -500,000,000.00 -23,676,484.52 -27,819,869.31 MXN 22640200 09/02/2018 TF 8.00 11/01/2027 -500,000,000.00 -500,000,000.00 -23,676,484.52 -27,819,869.31 MXN 22640300 12/01/2023 TF 8.00 11/01/2027 -550,000,000.00 -550,000,000.00 -26,044,132.97 -30,601,856.24 MXN 22640400 12/01/2023 TF 8.00 11/01/2027 -500,000,000.00 -500,000,000.00 -23,676,484.52 -27,819,869.31 MXN 22640500 18/09/2023 TF 8.00 11/01/2027 -200,000,000.00 -200,000,000.00 -9,470,593.81 -11,127,947.73 MXN 22640600 07/02/2024 TF 8.00 11/01/2027 -500,000,000.00 -500,000,000.00 -23,676,484.52 -27,819,869.31 MXN 22960100 07/04/2017 TF 6.50 07/07/2027 -1,000,000,000.00 -1,000,000,000.00 -47,352,969.03 -55,639,738.61 MXN 22960200 31/07/2017 TF 6.50 07/07/2027 -750,000,000.00 -750,000,000.00 -35,514,726.77 -41,729,803.95 MXN 22960300 02/02/2018 TF 6.50 07/07/2027 -750,000,000.00 -750,000,000.00 -35,514,726.77 -41,729,803.95 MXN 22960400 26/01/2022 TF 6.50 07/07/2027 -400,000,000.00 -400,000,000.00 -18,941,187.61 -22,255,895.44 MXN 22960500 12/01/2023 TF 6.50 07/07/2027 -500,000,000.00 -500,000,000.00 -23,676,484.52 -27,819,869.31 MXN 22960600 03/02/2023 TF 6.50 07/07/2027 -250,000,000.00 -250,000,000.00 -11,838,242.26 -13,909,934.66 MXN 22960700 04/04/2023 TF 6.50 07/07/2027 -350,000,000.00 -350,000,000.00 -16,573,539.16 -19,473,908.51 MXN 22960800 24/10/2023 TF 6.50 07/07/2027 -250,000,000.00 -250,000,000.00 -11,838,242.26 -13,909,934.66 MXN 22960900 17/01/2024 TF 6.50 07/07/2027 -200,000,000.00 -200,000,000.00 -9,470,593.81 -11,127,947.73 MXN 22961000 14/06/2024 TF 6.50 07/07/2027 -500,000,000.00 -500,000,000.00 -23,676,484.52 -27,819,869.31 MXN 24990100 16/02/2021 TF 4.50 16/02/2028 -750,000,000.00 -750,000,000.00 -35,514,726.77 -41,729,803.95 MXN 24990200 04/02/2022 TF 4.50 16/02/2028 -600,000,000.00 -600,000,000.00 -28,411,781.42 -33,383,843.17 MXN 24990300 26/01/2023 TF 4.50 16/02/2028 -250,000,000.00 -250,000,000.00 -11,838,242.26 -13,909,934.66 MXN 25820100 13/01/2023 TF 9.25 13/01/2033 -750,000,000.00 -750,000,000.00 -35,514,726.77 -41,729,803.95 MXN 25820200 17/01/2025 TF 9.25 13/01/2033 -250,000,000.00 -250,000,000.00 -11,838,242.26 -13,909,934.66 -10,300,000,000.00 -10,300,000,000.00 -487,735,581.05 -573,089,307.73 15

Corporate Use# Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) NOK 20150100 13/06/2013 TF 4.00 13/06/2033 -1,000,000,000.00 -1,000,000,000.00 -84,438,064.68 -99,214,726.00 NOK 20150200 13/06/2013 TF 4.00 13/06/2033 -1,000,000,000.00 -1,000,000,000.00 -84,438,064.68 -99,214,726.00 NOK 22790100 09/02/2017 TF 2.25 09/02/2037 -750,000,000.00 -750,000,000.00 -63,328,548.51 -74,411,044.50 NOK 25040100 25/02/2021 TF 1.65 25/02/2036 -950,000,000.00 -950,000,000.00 -80,216,161.45 -94,253,989.70 NOK 25160100 06/05/2021 TF 1.25 17/02/2027 -1,500,000,000.00 -1,500,000,000.00 -126,657,097.02 -148,822,089.00 NOK 25160200 30/06/2021 TF 1.25 17/02/2027 -500,000,000.00 -500,000,000.00 -42,219,032.34 -49,607,363.00 NOK 25160300 06/09/2022 TF 1.25 17/02/2027 -1,000,000,000.00 -1,000,000,000.00 -84,438,064.68 -99,214,726.00 NOK 25790100 09/11/2022 TF 3.75 09/05/2028 -2,000,000,000.00 -2,000,000,000.00 -168,876,129.36 -198,429,452.00 NOK 25790200 18/01/2023 TF 3.75 09/05/2028 -1,000,000,000.00 -1,000,000,000.00 -84,438,064.68 -99,214,726.00 NOK 25790300 16/03/2023 TF 3.75 09/05/2028 -1,000,000,000.00 -1,000,000,000.00 -84,438,064.68 -99,214,726.00 NOK 25790400 24/05/2023 TF 3.75 09/05/2028 -500,000,000.00 -500,000,000.00 -42,219,032.34 -49,607,363.00 NOK 25790500 08/06/2023 TF 3.75 09/05/2028 -1,000,000,000.00 -1,000,000,000.00 -84,438,064.68 -99,214,726.00 NOK 25790600 28/02/2024 TF 3.75 09/05/2028 -500,000,000.00 -500,000,000.00 -42,219,032.34 -49,607,363.00 NOK 25790700 29/01/2025 TF 3.75 09/05/2028 -500,000,000.00 -500,000,000.00 -42,219,032.34 -49,607,363.00 NOK 25790800 05/02/2025 TF 3.75 09/05/2028 -2,000,000,000.00 -2,000,000,000.00 -168,876,129.36 -198,429,452.00 NOK 25790900 19/02/2025 TF 3.75 09/05/2028 -2,000,000,000.00 -2,000,000,000.00 -168,876,129.36 -198,429,452.00 NOK 26180100 23/01/2024 TF 3.63 23/07/2029 -2,000,000,000.00 -2,000,000,000.00 -168,876,129.36 -198,429,452.00 NOK 26520100 29/01/2025 TF 4.13 29/07/2030 -2,000,000,000.00 -2,000,000,000.00 -168,876,129.36 -198,429,452.00 NOK 26520200 29/01/2025 TF 4.13 29/07/2030 -1,500,000,000.00 -1,500,000,000.00 -126,657,097.02 -148,822,089.00 NOK 26640100 20/03/2025 TF 4.22 20/03/2037 -1,000,000,000.00 -1,000,000,000.00 -84,438,064.68 -99,214,726.00 NOK 26670100 02/04/2025 TF 4.33 02/04/2030 -3,000,000,000.00 -3,000,000,000.00 -253,314,194.04 -297,644,178.00 NOK 26670200 04/06/2025 TF 4.33 02/04/2030 -1,000,000,000.00 -1,000,000,000.00 -84,438,064.68 -99,214,726.00 -27,700,000,000.00 -27,700,000,000.00 -2,338,934,391.64 -2,748,247,910.18 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) NZD 25240100 16/06/2021 TF 1.88 16/06/2028 -250,000,000.00 -250,000,000.00 -122,669,283.61 -144,136,408.24 NZD 25670100 22/07/2022 TF 4.00 22/07/2027 -475,000,000.00 -475,000,000.00 -233,071,638.86 -273,859,175.66 -725,000,000.00 -725,000,000.00 -355,740,922.47 -417,995,583.90 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) PLN 22420100 29/09/2016 TF 2.75 25/08/2026 -900,000,000.00 -900,000,000.00 -213,219,616.20 -250,533,049.04 PLN 22420200 29/09/2016 TF 2.75 25/08/2026 -200,000,000.00 -200,000,000.00 -47,382,136.93 -55,674,010.89 PLN 22420300 23/03/2017 TF 2.75 25/08/2026 -900,000,000.00 -900,000,000.00 -213,219,616.20 -250,533,049.04 PLN 22420400 27/11/2017 TF 2.75 25/08/2026 -500,000,000.00 -500,000,000.00 -118,455,342.34 -139,185,027.25 PLN 22420500 29/10/2018 TF 2.75 25/08/2026 -750,000,000.00 -750,000,000.00 -177,683,013.50 -208,777,540.86 PLN 22420600 08/06/2020 TF 2.75 25/08/2026 -500,000,000.00 -500,000,000.00 -118,455,342.34 -139,185,027.25 PLN 22420700 05/08/2020 TF 2.75 25/08/2026 -750,000,000.00 -750,000,000.00 -177,683,013.50 -208,777,540.86 PLN 22420800 13/10/2020 TF 2.75 25/08/2026 -400,000,000.00 -400,000,000.00 -94,764,273.87 -111,348,021.80 PLN 22420900 28/10/2020 TF 2.75 25/08/2026 -1,500,000,000.00 -1,500,000,000.00 -355,366,027.01 -417,555,081.74 PLN 22421000 26/11/2020 TF 2.75 25/08/2026 -1,000,000,000.00 -1,000,000,000.00 -236,910,684.67 -278,370,054.49 PLN 22421100 04/06/2021 TF 2.75 25/08/2026 -600,000,000.00 -600,000,000.00 -142,146,410.80 -167,022,032.69 PLN 23850100 22/03/2019 TF 3.00 25/11/2029 -1,000,000,000.00 -1,000,000,000.00 -236,910,684.67 -278,370,054.49 PLN 23850200 09/07/2019 TF 3.00 25/11/2029 -500,000,000.00 -500,000,000.00 -118,455,342.34 -139,185,027.25 PLN 23850300 25/09/2020 TF 3.00 25/11/2029 -250,000,000.00 -250,000,000.00 -59,227,671.17 -69,592,513.62 PLN 23850400 12/10/2020 TF 3.00 25/11/2029 -350,000,000.00 -350,000,000.00 -82,918,739.64 -97,429,519.08 PLN 23850590 27/01/2022 TF 3.00 25/11/2029 -1,100,000,000.00 -1,100,000,000.00 -260,601,753.14 -306,207,059.94 16

Corporate Use # PLN 23850600 22/02/2022 TF 3.00 25/11/2029 -250,000,000.00 -250,000,000.00 -59,227,671.17 -69,592,513.62 PLN 23850700 14/02/2023 TF 3.00 25/11/2029 -200,000,000.00 -200,000,000.00 -47,382,136.93 -55,674,010.89 PLN 23850800 14/02/2023 TF 3.00 25/11/2029 -250,000,000.00 -250,000,000.00 -59,227,671.17 -69,592,513.62 PLN 23850900 13/04/2023 TF 3.00 25/11/2029 -250,000,000.00 -250,000,000.00 -59,227,671.17 -69,592,513.62 PLN 23851000 09/06/2023 TF 3.00 25/11/2029 -100,000,000.00 -100,000,000.00 -23,691,068.47 -27,837,005.45 PLN 23851100 30/06/2023 TF 3.00 25/11/2029 -250,000,000.00 -250,000,000.00 -59,227,671.17 -69,592,513.62 PLN 23851200 14/07/2023 TF 3.00 25/11/2029 -1,000,000,000.00 -1,000,000,000.00 -236,910,684.67 -278,370,054.49 PLN 23851300 14/12/2023 TF 3.00 25/11/2029 -250,000,000.00 -250,000,000.00 -59,227,671.17 -69,592,513.62 PLN 23930100 23/05/2019 TF 2.88 15/11/2029 -1,000,000,000.00 -1,000,000,000.00 -236,910,684.67 -278,370,054.49 PLN 23930200 16/02/2023 TF 2.88 15/11/2029 -400,000,000.00 -400,000,000.00 -94,764,273.87 -111,348,021.80 PLN 23930300 02/05/2023 TF 2.88 15/11/2029 -200,000,000.00 -200,000,000.00 -47,382,136.93 -55,674,010.89 PLN 23930400 29/11/2023 TF 2.88 15/11/2029 -250,000,000.00 -250,000,000.00 -59,227,671.17 -69,592,513.62 PLN 23930500 19/01/2024 TF 2.88 15/11/2029 -400,000,000.00 -400,000,000.00 -94,764,273.87 -111,348,021.80 PLN 23930600 01/02/2024 TF 2.88 15/11/2029 -750,000,000.00 -750,000,000.00 -177,683,013.50 -208,777,540.86 PLN 25030100 25/02/2021 TF 1.00 25/02/2028 -1,500,000,000.00 -1,500,000,000.00 -355,366,027.01 -417,555,081.74 PLN 25030200 13/04/2023 TF 1.00 25/02/2028 -250,000,000.00 -250,000,000.00 -59,227,671.17 -69,592,513.62 PLN 25030300 04/05/2023 TF 1.00 25/02/2028 -300,000,000.00 -300,000,000.00 -71,073,205.40 -83,511,016.35 PLN 25030400 06/06/2023 TF 1.00 25/02/2028 -400,000,000.00 -400,000,000.00 -94,764,273.87 -111,348,021.80 PLN 25030500 28/06/2023 TF 1.00 25/02/2028 -100,000,000.00 -100,000,000.00 -23,691,068.47 -27,837,005.45 PLN 25030600 17/01/2024 TF 1.00 25/02/2028 -600,000,000.00 -600,000,000.00 -142,146,410.80 -167,022,032.69 PLN 25030700 29/02/2024 TF 1.00 25/02/2028 -400,000,000.00 -400,000,000.00 -94,764,273.87 -111,348,021.80 PLN 25030800 16/05/2024 TF 1.00 25/02/2028 -1,000,000,000.00 -1,000,000,000.00 -236,910,684.67 -278,370,054.49 PLN 25030900 29/05/2024 TF 1.00 25/02/2028 -500,000,000.00 -500,000,000.00 -118,455,342.34 -139,185,027.25 PLN 25031000 24/06/2024 TF 1.00 25/02/2028 -500,000,000.00 -500,000,000.00 -118,455,342.34 -139,185,027.25 PLN 25031100 19/11/2024 TF 1.00 25/02/2028 -325,000,000.00 -325,000,000.00 -76,995,972.52 -90,470,267.71 PLN 25031200 22/01/2025 TF 1.00 25/02/2028 -500,000,000.00 -500,000,000.00 -118,455,342.34 -139,185,027.25 PLN 25140100 26/04/2021 TF 1.00 15/02/2027 -1,250,000,000.00 -1,250,000,000.00 -296,138,355.84 -347,962,568.11 PLN 25140200 17/04/2023 TF 1.00 15/02/2027 -200,000,000.00 -200,000,000.00 -47,382,136.93 -55,674,010.89 PLN 25140300 16/11/2023 TF 1.00 15/02/2027 -750,000,000.00 -750,000,000.00 -177,683,013.50 -208,777,540.86 PLN 25140400 28/11/2023 TF 1.00 15/02/2027 -500,000,000.00 -500,000,000.00 -118,455,342.34 -139,185,027.25 PLN 25140500 27/03/2024 TF 1.00 15/02/2027 -150,000,000.00 -150,000,000.00 -35,536,602.70 -41,755,508.17 PLN 25770100 14/10/2022 TF 7.00 25/11/2037 -100,000,000.00 -100,000,000.00 -23,691,068.47 -27,837,005.45 PLN 25770200 15/03/2023 TF 7.00 25/11/2037 -190,000,000.00 -190,000,000.00 -45,013,030.09 -52,890,310.36 PLN 25770300 27/10/2023 TF 7.00 25/11/2037 -100,000,000.00 -100,000,000.00 -23,691,068.47 -27,837,005.45 PLN 25950100 20/02/2023 TF 6.50 25/02/2043 -200,000,000.00 -200,000,000.00 -47,382,136.93 -55,674,010.89 PLN 26060100 04/07/2023 TF 6.00 25/07/2027 -500,000,000.00 -500,000,000.00 -118,455,342.34 -139,185,027.25 PLN 26060200 03/08/2023 TF 6.00 25/07/2027 -400,000,000.00 -400,000,000.00 -94,764,273.87 -111,348,021.80 PLN 26060300 24/10/2023 TF 6.00 25/07/2027 -100,000,000.00 -100,000,000.00 -23,691,068.47 -27,837,005.45 PLN 26060400 20/11/2023 TF 6.00 25/07/2027 -500,000,000.00 -500,000,000.00 -118,455,342.34 -139,185,027.25 PLN 26060500 14/12/2023 TF 6.00 25/07/2027 -150,000,000.00 -150,000,000.00 -35,536,602.70 -41,755,508.17 PLN 26060600 29/05/2024 TF 6.00 25/07/2027 -500,000,000.00 -500,000,000.00 -118,455,342.34 -139,185,027.25 PLN 26200100 09/02/2024 TF 5.25 24/01/2031 -500,000,000.00 -500,000,000.00 -118,455,342.34 -139,185,027.25 PLN 26200200 04/03/2024 TF 5.25 24/01/2031 -250,000,000.00 -250,000,000.00 -59,227,671.17 -69,592,513.62 PLN 26200300 15/05/2024 TF 5.25 24/01/2031 -350,000,000.00 -350,000,000.00 -82,918,739.64 -97,429,519.08 PLN 26200400 05/11/2024 TF 5.25 24/01/2031 -500,000,000.00 -500,000,000.00 -118,455,342.34 -139,185,027.25 PLN 26200500 22/01/2025 TF 5.25 24/01/2031 -500,000,000.00 -500,000,000.00 -118,455,342.34 -139,185,027.25 PLN 26200600 12/03/2025 TF 5.25 24/01/2031 -500,000,000.00 -500,000,000.00 -118,455,342.34 -139,185,027.25 PLN 26200700 27/05/2025 TF 5.25 24/01/2031 -500,000,000.00 -500,000,000.00 -118,455,342.34 -139,185,027.25 PLN 26200800 17/06/2025 TF 5.25 24/01/2031 -500,000,000.00 -500,000,000.00 -118,455,342.34 -139,185,027.25 PLN 26200900 01/07/2025 TF 5.25 24/01/2031 -350,000,000.00 -350,000,000.00 -82,918,739.64 -97,429,519.08 PLN 26201000 28/08/2025 TF 5.25 24/01/2031 -150,000,000.00 -150,000,000.00 -35,536,602.70 -41,755,508.17 17

Corporate Use# PLN 26201100 23/10/2025 TF 5.25 24/01/2031 -150,000,000.00 -150,000,000.00 -35,536,602.70 -41,755,508.17 PLN 26430100 12/11/2024 TF 6.00 25/11/2034 -1,000,000,000.00 -1,000,000,000.00 -236,910,684.67 -278,370,054.49 PLN 26430200 21/03/2025 TF 6.00 25/11/2034 -500,000,000.00 -500,000,000.00 -118,455,342.34 -139,185,027.25 PLN 26430300 16/05/2025 TF 6.00 25/11/2034 -650,000,000.00 -650,000,000.00 -153,991,945.04 -180,940,535.42 PLN 26430400 28/08/2025 TF 6.00 25/11/2034 -700,000,000.00 -700,000,000.00 -165,837,479.27 -194,859,038.14 PLN 26550100 12/02/2025 TF 5.25 25/04/2029 -1,000,000,000.00 -1,000,000,000.00 -236,910,684.67 -278,370,054.49 PLN 26550200 05/06/2025 TF 5.25 25/04/2029 -400,000,000.00 -400,000,000.00 -94,764,273.87 -111,348,021.80 PLN 26550300 18/07/2025 TF 5.25 25/04/2029 -500,000,000.00 -500,000,000.00 -118,455,342.34 -139,185,027.25 PLN 26550400 27/08/2025 TF 5.25 25/04/2029 -200,000,000.00 -200,000,000.00 -47,382,136.93 -55,674,010.89 PLN 26930100 24/09/2025 TF 5.25 24/09/2032 -1,000,000,000.00 -1,000,000,000.00 -236,910,684.67 -278,370,054.49 PLN 26930200 24/11/2025 TF 5.25 24/09/2032 -150,000,000.00 -150,000,000.00 -35,536,602.70 -41,755,508.17 -39,065,000,000.00 -39,065,000,000.00 -9,254,915,896.77 -10,874,526,178.70 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) RON 25280100 07/07/2021 TF 2.23 07/07/2026 -103,000,000.00 -103,000,000.00 -20,208,758.44 -23,745,291.17 -103,000,000.00 -103,000,000.00 -20,208,758.44 -23,745,291.17 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) RUB 25010100 16/02/2021 TF 4.25 16/02/2026 -3,000,000,000.00 -1,885,000,000.00 -20,317,097.62 -23,872,589.70 -3,000,000,000.00 -1,885,000,000.00 -20,317,097.62 -23,872,589.70 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) SEK 13130100 02/04/2007 TF 4.00 01/12/2028 -400,000,000.00 -400,000,000.00 -36,963,452.39 -43,432,056.56 SEK 13130200 02/04/2007 TF 4.00 01/12/2028 -125,000,000.00 -125,000,000.00 -11,551,078.87 -13,572,517.67 SEK 13280100 14/05/2007 TV 5.72 01/12/2028 -750,000,000.00 -750,000,000.00 -69,306,473.22 -81,435,106.03 SEK 13280200 15/06/2007 TV 5.72 01/12/2028 -500,000,000.00 -500,000,000.00 -46,204,315.48 -54,290,070.69 SEK 13280300 22/12/2009 TV 5.72 01/12/2028 -310,000,000.00 -310,000,000.00 -28,646,675.60 -33,659,843.83 SEK 18530100 17/06/2011 TF 4.38 30/03/2039 -1,000,000,000.00 -1,000,000,000.00 -92,408,630.97 -108,580,141.39 SEK 18530200 30/06/2011 TF 4.38 30/03/2039 -1,000,000,000.00 -1,000,000,000.00 -92,408,630.97 -108,580,141.39 SEK 18730100 18/08/2011 TF 3.50 18/08/2031 -1,000,000,000.00 -1,000,000,000.00 -92,408,630.97 -108,580,141.39 SEK 19320100 19/04/2012 TF 3.75 01/06/2032 -2,000,000,000.00 -2,000,000,000.00 -184,817,261.93 -217,160,282.77 SEK 19320200 26/04/2012 TF 3.75 01/06/2032 -1,200,000,000.00 -1,200,000,000.00 -110,890,357.16 -130,296,169.66 SEK 19320300 06/07/2012 TF 3.75 01/06/2032 -200,000,000.00 -200,000,000.00 -18,481,726.19 -21,716,028.27 SEK 19320400 19/10/2012 TF 3.75 01/06/2032 -300,000,000.00 -300,000,000.00 -27,722,589.29 -32,574,042.42 SEK 19320500 26/08/2016 TF 3.75 01/06/2032 -350,000,000.00 -350,000,000.00 -32,343,020.84 -38,003,049.49 SEK 22060100 21/01/2016 TF 1.75 12/11/2026 -1,000,000,000.00 -1,000,000,000.00 -92,408,630.97 -108,580,141.39 SEK 22060200 04/02/2016 TF 1.75 12/11/2026 -250,000,000.00 -250,000,000.00 -23,102,157.74 -27,145,035.34 SEK 22060300 22/07/2016 TF 1.75 12/11/2026 -250,000,000.00 -250,000,000.00 -23,102,157.74 -27,145,035.34 SEK 22060400 05/08/2016 TF 1.75 12/11/2026 -250,000,000.00 -250,000,000.00 -23,102,157.74 -27,145,035.34 SEK 22060500 22/08/2016 TF 1.75 12/11/2026 -250,000,000.00 -250,000,000.00 -23,102,157.74 -27,145,035.34 SEK 22060600 13/09/2016 TF 1.75 12/11/2026 -250,000,000.00 -250,000,000.00 -23,102,157.74 -27,145,035.34 SEK 22060700 23/01/2017 TF 1.75 12/11/2026 -250,000,000.00 -250,000,000.00 -23,102,157.74 -27,145,035.34 SEK 22060800 15/03/2017 TF 1.75 12/11/2026 -250,000,000.00 -250,000,000.00 -23,102,157.74 -27,145,035.34 SEK 22060900 09/10/2017 TF 1.75 12/11/2026 -250,000,000.00 -250,000,000.00 -23,102,157.74 -27,145,035.34 SEK 22061000 21/11/2017 TF 1.75 12/11/2026 -250,000,000.00 -250,000,000.00 -23,102,157.74 -27,145,035.34 SEK 22061100 30/01/2018 TF 1.75 12/11/2026 -200,000,000.00 -200,000,000.00 -18,481,726.19 -21,716,028.27 SEK 22870100 02/03/2017 TF 1.50 02/03/2027 -500,000,000.00 -500,000,000.00 -46,204,315.48 -54,290,070.69 SEK 22870200 02/03/2017 TF 1.50 02/03/2027 -250,000,000.00 -250,000,000.00 -23,102,157.74 -27,145,035.34 18

Corporate Use# SEK 22870300 15/05/2017 TF 1.50 02/03/2027 -250,000,000.00 -250,000,000.00 -23,102,157.74 -27,145,035.34 SEK 22870400 16/08/2017 TF 1.50 02/03/2027 -250,000,000.00 -250,000,000.00 -23,102,157.74 -27,145,035.34 SEK 22870500 30/08/2017 TF 1.50 02/03/2027 -500,000,000.00 -500,000,000.00 -46,204,315.48 -54,290,070.69 SEK 22870600 22/01/2018 TF 1.50 02/03/2027 -750,000,000.00 -750,000,000.00 -69,306,473.22 -81,435,106.03 SEK 22930100 21/03/2017 TF 2.13 21/03/2040 -800,000,000.00 -800,000,000.00 -73,926,904.77 -86,864,113.10 SEK 22930200 18/01/2018 TF 2.13 21/03/2040 -350,000,000.00 -350,000,000.00 -32,343,020.84 -38,003,049.49 SEK 22930300 06/03/2018 TF 2.13 21/03/2040 -400,000,000.00 -400,000,000.00 -36,963,452.39 -43,432,056.56 SEK 23210100 22/01/2018 TF 1.38 12/05/2028 -1,000,000,000.00 -1,000,000,000.00 -92,408,630.97 -108,580,141.39 SEK 23210200 01/02/2018 TF 1.38 12/05/2028 -1,000,000,000.00 -1,000,000,000.00 -92,408,630.97 -108,580,141.39 SEK 23210300 23/03/2018 TF 1.38 12/05/2028 -250,000,000.00 -250,000,000.00 -23,102,157.74 -27,145,035.34 SEK 23210400 26/04/2018 TF 1.38 12/05/2028 -500,000,000.00 -500,000,000.00 -46,204,315.48 -54,290,070.69 SEK 23210500 04/06/2018 TF 1.38 12/05/2028 -250,000,000.00 -250,000,000.00 -23,102,157.74 -27,145,035.34 SEK 23210600 03/09/2018 TF 1.38 12/05/2028 -250,000,000.00 -250,000,000.00 -23,102,157.74 -27,145,035.34 SEK 23210700 12/09/2018 TF 1.38 12/05/2028 -500,000,000.00 -500,000,000.00 -46,204,315.48 -54,290,070.69 SEK 23210800 10/01/2019 TF 1.38 12/05/2028 -250,000,000.00 -250,000,000.00 -23,102,157.74 -27,145,035.34 SEK 23210900 09/04/2019 TF 1.38 12/05/2028 -250,000,000.00 -250,000,000.00 -23,102,157.74 -27,145,035.34 SEK 23211000 15/05/2019 TF 1.38 12/05/2028 -250,000,000.00 -250,000,000.00 -23,102,157.74 -27,145,035.34 SEK 23211100 15/07/2019 TF 1.38 12/05/2028 -400,000,000.00 -400,000,000.00 -36,963,452.39 -43,432,056.56 SEK 23211200 16/04/2025 TF 1.38 12/05/2028 -1,000,000,000.00 -1,000,000,000.00 -92,408,630.97 -108,580,141.39 SEK 23750100 30/01/2019 TF 1.25 12/11/2029 -1,000,000,000.00 -1,000,000,000.00 -92,408,630.97 -108,580,141.39 SEK 23750200 08/04/2019 TF 1.25 12/11/2029 -250,000,000.00 -250,000,000.00 -23,102,157.74 -27,145,035.34 SEK 23750300 13/05/2019 TF 1.25 12/11/2029 -250,000,000.00 -250,000,000.00 -23,102,157.74 -27,145,035.34 SEK 23890100 08/05/2019 TF 1.19 08/05/2031 -500,000,000.00 -500,000,000.00 -46,204,315.48 -54,290,070.69 SEK 24080100 19/09/2019 TF 0.13 21/09/2026 -2,000,000,000.00 -2,000,000,000.00 -184,817,261.93 -217,160,282.77 SEK 24200100 02/12/2019 TF 0.75 02/12/2033 -250,000,000.00 -250,000,000.00 -23,102,157.74 -27,145,035.34 SEK 24200200 28/01/2020 TF 0.75 02/12/2033 -400,000,000.00 -400,000,000.00 -36,963,452.39 -43,432,056.56 SEK 24670100 17/09/2020 TF 0.38 17/09/2030 -1,600,000,000.00 -1,600,000,000.00 -147,853,809.55 -173,728,226.22 SEK 24670200 25/09/2020 TF 0.38 17/09/2030 -450,000,000.00 -450,000,000.00 -41,583,883.93 -48,861,063.62 SEK 24670300 30/09/2020 TF 0.38 17/09/2030 -950,000,000.00 -950,000,000.00 -87,788,199.42 -103,151,134.32 SEK 24670400 12/07/2021 TF 0.38 17/09/2030 -500,000,000.00 -500,000,000.00 -46,204,315.48 -54,290,070.69 SEK 24670500 22/07/2021 TF 0.38 17/09/2030 -300,000,000.00 -300,000,000.00 -27,722,589.29 -32,574,042.42 SEK 25110100 23/03/2021 TF 0.25 23/03/2026 -1,500,000,000.00 -1,500,000,000.00 -138,612,946.45 -162,870,212.08 SEK 25780100 07/11/2022 TF 3.25 07/11/2027 -1,500,000,000.00 -1,500,000,000.00 -138,612,946.45 -162,870,212.08 SEK 25870100 19/01/2023 TF 2.88 19/01/2028 -1,000,000,000.00 -1,000,000,000.00 -92,408,630.97 -108,580,141.39 SEK 25870200 23/03/2023 TF 2.88 19/01/2028 -1,000,000,000.00 -1,000,000,000.00 -92,408,630.97 -108,580,141.39 SEK 25870300 31/05/2023 TF 2.88 19/01/2028 -500,000,000.00 -500,000,000.00 -46,204,315.48 -54,290,070.69 SEK 25880100 25/01/2023 TF 2.88 25/01/2030 -1,000,000,000.00 -1,000,000,000.00 -92,408,630.97 -108,580,141.39 SEK 25880200 02/03/2023 TF 2.88 25/01/2030 -500,000,000.00 -500,000,000.00 -46,204,315.48 -54,290,070.69 SEK 25880300 31/03/2023 TF 2.88 25/01/2030 -500,000,000.00 -500,000,000.00 -46,204,315.48 -54,290,070.69 SEK 26460100 03/12/2024 TF 2.32 03/12/2029 -1,500,000,000.00 -1,500,000,000.00 -138,612,946.45 -162,870,212.08 SEK 26680100 04/04/2025 TF 2.93 04/04/2030 -2,000,000,000.00 -2,000,000,000.00 -184,817,261.93 -217,160,282.77 SEK 26680200 16/04/2025 TF 2.93 04/04/2030 -1,000,000,000.00 -1,000,000,000.00 -92,408,630.97 -108,580,141.39 SEK 26750100 03/06/2025 TF 2.59 03/06/2030 -1,000,000,000.00 -1,000,000,000.00 -92,408,630.97 -108,580,141.39 -43,985,000,000.00 -43,985,000,000.00 -4,064,593,633.03 -4,775,897,518.81 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) TRY 22810100 16/02/2017 TF 10.16 16/02/2027 -138,340,114.89 -247,216,796.28 -4,896,953.01 -5,753,919.79 TRY 23440100 20/04/2018 TF 11.00 20/04/2026 -100,000,000.00 -100,000,000.00 -1,980,833.46 -2,327,479.32 TRY 23440200 15/11/2018 TF 11.00 20/04/2026 -250,000,000.00 -250,000,000.00 -4,952,083.64 -5,818,698.28 -488,340,114.89 -597,216,796.28 -11,829,870.11 -13,900,097.38 19

Corporate Use# Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) USD 00730100 06/11/1996 TF 7.02 06/11/2026 -107,903,875.80 -107,903,875.80 -91,833,085.79 -107,903,875.80 USD 00730200 07/04/1998 TF 6.07 06/11/2026 -55,644,600.00 -55,644,600.00 -47,357,106.38 -55,644,600.00 USD 11070100 02/03/2006 TF 4.88 15/02/2036 -1,000,000,000.00 -1,000,000,000.00 -851,063,829.79 -1,000,000,000.00 USD 11450100 22/03/2006 TF 5.15 14/04/2026 -133,689,317.23 -181,329,303.67 -154,322,811.63 -181,329,303.67 USD 11460100 22/03/2006 TF 5.15 12/06/2026 -130,883,502.16 -177,523,640.61 -151,083,949.46 -177,523,640.62 USD 11470100 22/03/2006 TF 5.15 14/09/2026 -130,883,502.17 -177,523,640.62 -151,083,949.46 -177,523,640.62 USD 11480100 22/03/2006 TF 5.15 14/12/2026 -127,600,967.28 -168,232,668.60 -143,176,739.23 -168,232,668.60 USD 14590100 09/07/2008 TF 4.85 09/07/2058 -77,041,216.50 -102,375,915.30 -87,128,438.55 -102,375,915.30 USD 14590200 20/08/2008 TF 4.78 09/07/2058 -43,628,085.00 -57,749,787.00 -49,148,754.89 -57,749,787.00 USD 16310100 05/10/2009 TF 4.43 05/10/2039 -56,732,022.00 -73,583,410.50 -62,624,179.15 -73,583,410.50 USD 16410100 12/11/2009 TF 4.50 12/11/2039 -77,952,855.80 -101,514,897.68 -86,395,657.60 -101,514,897.68 USD 16650100 22/01/2010 TF 4.68 22/01/2030 -66,510,747.60 -87,513,311.60 -74,479,414.13 -87,513,311.60 USD 17330100 17/06/2010 TF 2.00 17/06/2040 -50,000,000.00 -50,000,000.00 -42,553,191.49 -50,000,000.00 USD 17340100 17/06/2010 TF 2.00 17/06/2040 -50,000,000.00 -50,000,000.00 -42,553,191.49 -50,000,000.00 USD 17460100 26/07/2010 TF 1.96 26/07/2040 -322,175,307.00 -330,575,290.85 -281,340,673.06 -330,575,290.85 USD 20780100 17/03/2014 TV 0.00 17/03/2034 -35,000,000.00 -35,000,000.00 -29,787,234.04 -35,000,000.00 USD 22200100 20/04/2016 TF 3.24 20/04/2046 -220,076,660.00 -266,478,350.00 -226,790,085.11 -266,478,350.00 USD 22260100 13/04/2016 TF 2.13 13/04/2026 -1,500,000,000.00 -1,500,000,000.00 -1,276,595,744.68 -1,500,000,000.00 USD 22520100 09/11/2016 TF 3.13 09/11/2046 -56,525,000.00 -69,575,000.00 -59,212,765.96 -69,575,000.00 USD 22550100 21/11/2016 TF 1.50 21/11/2026 -290,856,000.00 -285,356,000.00 -242,856,170.21 -285,356,000.00 USD 22600100 13/12/2016 TF 3.70 13/12/2046 -130,000,000.00 -130,000,000.00 -110,638,297.87 -130,000,000.00 USD 22630100 29/12/2016 TV 0.55 29/12/2026 -79,968,000.00 -79,968,000.00 -68,057,872.34 -79,968,000.00 USD 23010100 24/05/2017 TF 2.38 24/05/2027 -1,500,000,000.00 -1,500,000,000.00 -1,276,595,744.68 -1,500,000,000.00 USD 23520100 22/06/2018 TV 1.14 22/06/2038 -123,000,000.00 -123,000,000.00 -104,680,851.06 -123,000,000.00 USD 23610100 17/08/2018 TV 2.67 17/08/2038 -150,000,000.00 -150,000,000.00 -127,659,574.47 -150,000,000.00 USD 23660100 25/10/2018 TV 2.19 25/10/2038 -114,000,000.00 -114,000,000.00 -97,021,276.60 -114,000,000.01 USD 23860100 25/03/2019 TF 3.00 25/03/2037 -25,000,000.00 -25,000,000.00 -21,276,595.74 -24,999,999.99 USD 23980100 25/06/2019 TF 2.25 25/06/2037 -45,000,000.00 -45,000,000.00 -38,297,872.34 -45,000,000.00 USD 24170100 09/10/2019 TF 1.63 09/10/2029 -1,000,000,000.00 -1,000,000,000.00 -851,063,829.79 -1,000,000,000.00 USD 24340100 07/02/2020 TF 2.40 07/02/2035 -300,000,000.00 -300,000,000.00 -255,319,148.94 -300,000,000.00 USD 24530100 19/05/2020 TF 0.88 17/05/2030 -1,000,000,000.00 -1,000,000,000.00 -851,063,829.79 -1,000,000,000.00 USD 24720100 23/09/2020 TF 0.75 23/09/2030 -1,500,000,000.00 -1,500,000,000.00 -1,276,595,744.68 -1,500,000,000.00 USD 24790100 21/10/2020 TF 0.63 21/10/2027 -1,000,000,000.00 -1,000,000,000.00 -851,063,829.79 -1,000,000,000.00 USD 24870100 12/01/2021 TF 0.38 26/03/2026 -5,000,000,000.00 -5,000,000,000.00 -4,255,319,148.94 -5,000,000,000.00 USD 24910100 21/01/2021 TV 4.98 21/01/2026 -1,000,000,000.00 -1,000,000,000.00 -851,063,829.79 -1,000,000,000.00 USD 24910200 28/04/2021 TV 4.98 21/01/2026 -500,000,000.00 -500,000,000.00 -425,531,914.89 -500,000,000.00 USD 25020100 16/02/2021 TF 1.25 14/02/2031 -4,000,000,000.00 -4,000,000,000.00 -3,404,255,319.15 -4,000,000,000.00 USD 25180100 13/05/2021 TF 1.63 13/05/2031 -1,500,000,000.00 -1,500,000,000.00 -1,276,595,744.68 -1,500,000,000.00 USD 25190100 21/05/2021 TV 4.86 21/05/2028 -500,000,000.00 -500,000,000.00 -425,531,914.89 -500,000,000.00 USD 25190200 14/07/2021 TV 4.86 21/05/2028 -500,000,000.00 -500,000,000.00 -425,531,914.89 -500,000,000.00 USD 25330100 01/09/2021 TF 0.75 26/10/2026 -3,000,000,000.00 -3,000,000,000.00 -2,553,191,489.36 -3,000,000,000.00 USD 25460100 12/01/2022 TF 1.38 15/03/2027 -5,000,000,000.00 -5,000,000,000.00 -4,255,319,148.94 -5,000,000,000.00 USD 25600100 08/03/2022 TF 1.75 15/03/2029 -3,000,000,000.00 -3,000,000,000.00 -2,553,191,489.36 -3,000,000,000.00 USD 25700100 30/08/2022 TF 3.25 15/11/2027 -4,000,000,000.00 -4,000,000,000.00 -3,404,255,319.15 -4,000,000,000.00 USD 25830100 11/01/2023 TF 3.88 15/03/2028 -5,000,000,000.00 -5,000,000,000.00 -4,255,319,148.94 -5,000,000,000.00 USD 25910100 14/02/2023 TF 3.75 14/02/2033 -5,000,000,000.00 -5,000,000,000.00 -4,255,319,148.94 -5,000,000,000.00 USD 26000100 25/04/2023 TF 3.63 15/07/2030 -4,000,000,000.00 -4,000,000,000.00 -3,404,255,319.15 -4,000,000,000.00 USD 26110100 27/07/2023 TF 4.86 27/07/2043 -50,000,000.00 -50,000,000.00 -42,553,191.49 -50,000,000.00 20

Corporate Use # USD 26120100 29/08/2023 TF 4.50 16/10/2028 -4,000,000,000.00 -4,000,000,000.00 -3,404,255,319.15 -4,000,000,000.00 USD 26160100 11/01/2024 TF 4.00 15/02/2029 -5,000,000,000.00 -5,000,000,000.00 -4,255,319,148.94 -5,000,000,000.00 USD 26210100 13/02/2024 TF 4.13 13/02/2034 -4,000,000,000.00 -4,000,000,000.00 -3,404,255,319.15 -4,000,000,000.00 USD 26270100 12/03/2024 TF 4.38 19/03/2027 -4,000,000,000.00 -4,000,000,000.00 -3,404,255,319.15 -4,000,000,000.00 USD 26310100 23/04/2024 TF 4.75 15/06/2029 -5,000,000,000.00 -5,000,000,000.00 -4,255,319,148.94 -5,000,000,000.00 USD 26340100 30/05/2024 TV 4.23 14/08/2029 -1,000,000,000.00 -1,000,000,000.00 -851,063,829.79 -1,000,000,000.00 USD 26350100 10/07/2024 TF 4.38 10/10/2031 -4,000,000,000.00 -4,000,000,000.00 -3,404,255,319.15 -4,000,000,000.00 USD 26360100 27/08/2024 TF 3.75 15/11/2029 -5,000,000,000.00 -5,000,000,000.00 -4,255,319,148.94 -5,000,000,000.00 USD 26400100 04/10/2024 TF 3.87 04/10/2034 -100,000,000.00 -100,000,000.00 -85,106,382.98 -100,000,000.00 USD 26470100 14/01/2025 TF 4.50 14/03/2030 -6,000,000,000.00 -6,000,000,000.00 -5,106,382,978.72 -6,000,000,000.00 USD 26530100 12/02/2025 TF 4.63 12/02/2035 -3,000,000,000.00 -3,000,000,000.00 -2,553,191,489.36 -3,000,000,000.00 USD 26560100 14/02/2025 TF 10.10 14/02/2055 -40,000,000.00 -40,000,000.00 -34,042,553.19 -40,000,000.00 USD 26630100 18/03/2025 TF 3.88 15/06/2028 -4,000,000,000.00 -4,000,000,000.00 -3,404,255,319.15 -4,000,000,000.00 USD 26660100 27/03/2025 TF 4.31 27/03/2032 -100,000,000.00 -100,000,000.00 -85,106,382.98 -100,000,000.00 USD 26720100 27/05/2025 TF 4.73 27/05/2035 -30,000,000.00 -30,000,000.00 -25,531,914.89 -30,000,000.00 USD 26740100 28/05/2025 TF 4.78 28/05/2035 -35,000,000.00 -35,000,000.00 -29,787,234.04 -35,000,000.00 USD 26760100 18/06/2025 TF 4.67 18/06/2035 -30,000,000.00 -30,000,000.00 -25,531,914.89 -30,000,000.00 USD 26790100 27/06/2025 TF 4.72 27/06/2035 -40,000,000.00 -40,000,000.00 -34,042,553.19 -40,000,000.00 USD 26800100 25/06/2025 TF 4.72 25/06/2035 -35,000,000.00 -35,000,000.00 -29,787,234.04 -35,000,000.00 USD 26820100 25/06/2025 TF 4.25 16/08/2032 -5,000,000,000.00 -5,000,000,000.00 -4,255,319,148.94 -5,000,000,000.00 USD 26840100 09/07/2025 TF 4.51 09/07/2035 -30,000,000.00 -30,000,000.00 -25,531,914.89 -30,000,000.00 USD 26870100 17/07/2025 TF 4.48 17/07/2035 -35,000,000.00 -35,000,000.00 -29,787,234.04 -35,000,000.00 USD 26900100 26/08/2025 TF 3.88 15/10/2030 -4,000,000,000.00 -4,000,000,000.00 -3,404,255,319.15 -4,000,000,000.00 USD 26960100 10/10/2025 TF 4.36 10/10/2035 -100,000,000.00 -100,000,000.00 -85,106,382.98 -100,000,000.00 USD 26980100 31/10/2025 TF 4.10 31/10/2035 -100,000,000.00 -100,000,000.00 -85,106,382.98 -100,000,000.00 USD 26990100 07/11/2025 TF 4.18 07/11/2035 -100,000,000.00 -100,000,000.00 -85,106,382.98 -100,000,000.00 USD US29878SB212 02/10/2025 TF 3.96 02/02/2026 -25,000,000.00 -24,910,510.41 -21,200,434.39 -24,910,510.41 USD US29878SB477 31/10/2025 TF 3.95 04/02/2026 -160,000,000.00 -159,391,777.78 -135,652,576.83 -159,391,777.78 USD US29878SB964 10/11/2025 TF 3.90 09/02/2026 -30,000,000.00 -29,871,333.36 -25,422,411.37 -29,871,333.36 USD US29878SBH85 18/09/2025 TF 3.97 17/02/2026 -49,500,000.00 -49,242,600.00 -41,908,595.74 -49,242,599.99 USD US29878SBH85 22/09/2025 TF 3.96 17/02/2026 -30,000,000.00 -29,844,000.00 -25,399,148.94 -29,844,000.00 USD US29878SBH85 30/09/2025 TF 3.99 17/02/2026 -59,000,000.00 -58,690,840.00 -49,949,651.06 -58,690,840.00 USD US29878SBH85 29/10/2025 TF 3.87 17/02/2026 -50,000,000.00 -49,745,333.34 -42,336,453.91 -49,745,333.34 USD US29878SBH85 30/10/2025 TF 3.88 17/02/2026 -90,000,000.00 -89,540,400.00 -76,204,595.74 -89,540,399.99 USD US29878SBH85 30/10/2025 TF 3.88 17/02/2026 -30,000,000.00 -29,846,799.97 -25,401,531.89 -29,846,799.97 USD US29878SBH85 30/10/2025 TF 3.88 17/02/2026 -41,500,000.00 -41,288,073.33 -35,138,785.81 -41,288,073.33 USD US29878SBH85 14/11/2025 TF 3.94 17/02/2026 -69,000,000.00 -68,641,199.88 -58,418,042.45 -68,641,199.88 USD US29878SBH85 17/11/2025 TF 3.94 17/02/2026 -119,500,000.00 -118,878,600.00 -101,173,276.60 -118,878,600.01 USD US29878SBL97 21/11/2025 TF 3.93 20/02/2026 -71,000,000.00 -70,608,730.66 -60,092,536.73 -70,608,730.66 USD US29878SDT06 14/10/2025 TF 3.89 27/04/2026 -119,000,000.00 -117,528,416.25 -100,024,184.04 -117,528,416.25 USD US29878SDW35 28/10/2025 TF 3.79 30/04/2026 -30,000,000.00 -29,628,500.00 -25,215,744.68 -29,628,500.00 USD US29878SDW35 29/10/2025 TF 3.81 30/04/2026 -100,000,000.00 -98,755,000.00 -84,046,808.51 -98,755,000.00 USD US29878SDW35 31/10/2025 TF 3.88 30/04/2026 -100,000,000.00 -98,731,666.67 -84,026,950.36 -98,731,666.67 USD US29878SE448 04/11/2025 TF 3.88 04/05/2026 -500,000,000.00 -493,438,333.33 -419,947,517.73 -493,438,333.33 USD US29878SE513 05/11/2025 TF 3.87 05/05/2026 -11,200,000.00 -11,052,416.67 -9,406,312.06 -11,052,416.67 USD XS3076260473 15/05/2025 TF 4.22 14/05/2026 -100,000,000.00 -98,495,214.77 -83,825,714.70 -98,495,214.77 USD XS3077206392 16/05/2025 TF 4.22 15/05/2026 -100,000,000.00 -98,481,397.95 -83,813,955.70 -98,481,397.95 USD XS3084318784 27/05/2025 TF 4.23 26/05/2026 -50,000,000.00 -49,177,431.27 -41,853,133.00 -49,177,431.28 USD XS3092058984 05/06/2025 TF 4.20 04/06/2026 -200,000,000.00 -196,528,683.54 -167,258,454.08 -196,528,683.54 USD XS3092059529 06/06/2025 TF 4.20 04/06/2026 -400,000,000.00 -393,056,589.58 -334,516,246.45 -393,056,589.58 USD XS3102778944 18/06/2025 TF 4.31 02/02/2026 -100,000,000.00 -99,615,242.29 -84,778,929.61 -99,615,242.29 21

Corporate Use # USD XS3105942372 24/06/2025 TF 4.32 13/02/2026 -1,350,000,000.00 -1,343,074,493.08 -1,143,042,121.77 -1,343,074,493.08 USD XS3146647105 05/08/2025 TF 4.33 17/02/2026 -250,000,000.00 -248,591,499.60 -211,567,233.70 -248,591,499.60 USD XS3146991578 06/08/2025 TF 4.04 05/08/2026 -200,000,000.00 -195,317,917.87 -166,228,015.21 -195,317,917.87 USD XS3179649861 10/09/2025 TF 4.03 30/03/2026 -850,000,000.00 -841,727,809.96 -716,364,093.58 -841,727,809.96 USD XS3188646247 19/09/2025 TF 3.94 19/03/2026 -1,000,000,000.00 -991,623,946.30 -843,935,273.45 -991,623,946.30 USD XS3190752165 23/09/2025 TF 3.96 17/02/2026 -20,000,000.00 -19,896,015.82 -16,932,779.42 -19,896,015.82 USD XS3194045624 25/09/2025 TF 3.90 18/05/2026 -20,000,000.00 -19,708,240.80 -16,772,970.89 -19,708,240.80 USD XS3199456016 01/10/2025 TF 3.93 04/05/2026 -100,000,000.00 -98,676,554.36 -83,980,046.26 -98,676,554.36 USD XS3201974147 06/10/2025 TF 3.89 27/04/2026 -1,000,000,000.00 -987,644,424.62 -840,548,446.49 -987,644,424.63 USD XS3206337613 10/10/2025 TF 3.89 18/05/2026 -1,000,000,000.00 -985,452,874.27 -838,683,297.25 -985,452,874.27 USD XS3206390695 10/10/2025 TF 3.92 17/02/2026 -50,000,000.00 -49,742,314.35 -42,333,884.55 -49,742,314.35 USD XS3206505698 10/10/2025 TF 3.78 10/09/2026 -50,000,000.00 -48,716,883.62 -41,461,177.55 -48,716,883.62 USD XS3208008469 14/10/2025 TF 3.89 27/04/2026 -15,000,000.00 -14,814,159.00 -12,607,794.89 -14,814,159.00 USD XS3208012149 14/10/2025 TF 3.83 14/07/2026 -100,000,000.00 -97,986,528.26 -83,392,790.01 -97,986,528.26 USD XS3209431835 15/10/2025 TF 3.81 15/07/2026 -40,000,000.00 -39,193,566.55 -33,356,226.85 -39,193,566.55 USD XS3213248431 16/10/2025 TF 3.82 16/04/2026 -1,000,000,000.00 -988,958,241.56 -841,666,588.56 -988,958,241.56 USD XS3214378260 17/10/2025 TF 3.82 17/04/2026 -1,000,000,000.00 -988,854,074.56 -841,577,935.80 -988,854,074.57 USD XS3217499253 22/10/2025 TF 3.80 22/04/2026 -1,000,000,000.00 -988,393,127.61 -841,185,640.52 -988,393,127.61 USD XS3217537284 22/10/2025 TF 3.76 22/09/2026 -100,000,000.00 -97,324,071.95 -82,828,997.40 -97,324,071.95 USD XS3218550674 23/10/2025 TF 3.80 23/04/2026 -900,000,000.00 -889,460,545.34 -756,987,698.16 -889,460,545.34 USD XS3222529862 29/10/2025 TF 3.85 17/02/2026 -50,000,000.00 -49,746,181.66 -42,337,175.88 -49,746,181.66 USD XS3223920011 30/10/2025 TF 3.80 30/04/2026 -30,000,000.00 -29,627,162.62 -25,214,606.49 -29,627,162.63 USD XS3224534340 31/10/2025 TF 3.80 30/04/2026 -11,000,000.00 -10,863,278.80 -9,245,343.66 -10,863,278.80 USD XS3224592116 31/10/2025 TF 3.86 17/02/2026 -15,000,000.00 -14,923,643.01 -12,700,972.77 -14,923,643.00 USD XS3225052565 03/11/2025 TF 3.89 04/05/2026 -500,000,000.00 -493,425,625.47 -419,936,702.53 -493,425,625.47 USD XS3225136319 04/11/2025 TF 3.96 04/02/2026 -20,000,000.00 -19,923,771.43 -16,956,401.22 -19,923,771.43 USD XS3225136319 04/11/2025 TF 3.95 04/02/2026 -30,000,000.00 -29,885,943.07 -25,434,845.17 -29,885,943.07 USD XS3225233272 03/11/2025 TF 3.81 03/08/2026 -17,000,000.00 -16,624,041.55 -14,148,120.47 -16,624,041.55 USD XS3225987695 04/11/2025 TF 3.84 04/08/2026 -26,500,000.00 -25,906,716.42 -22,048,269.29 -25,906,716.42 USD XS3226598145 05/11/2025 TF 3.94 05/02/2026 -50,000,000.00 -49,804,963.74 -42,387,203.18 -49,804,963.74 USD XS3226606427 05/11/2025 TF 3.93 13/02/2026 -200,000,000.00 -199,049,109.38 -169,403,497.34 -199,049,109.37 USD XS3227191247 06/11/2025 TF 3.94 06/02/2026 -97,000,000.00 -96,610,875.19 -82,222,021.44 -96,610,875.19 USD XS3227191247 06/11/2025 TF 3.94 06/02/2026 -20,000,000.00 -19,919,818.43 -16,953,036.96 -19,919,818.43 USD XS3227191247 06/11/2025 TF 3.93 06/02/2026 -26,000,000.00 -25,896,025.91 -22,039,170.99 -25,896,025.91 USD XS3227200766 06/11/2025 TF 3.94 17/02/2026 -20,000,000.00 -19,896,039.34 -16,932,799.44 -19,896,039.34 USD XS3227201491 06/11/2025 TF 3.81 06/08/2026 -50,000,000.00 -48,878,810.63 -41,598,987.77 -48,878,810.63 USD XS3227278101 06/11/2025 TF 3.87 06/05/2026 -12,000,000.00 -11,840,562.26 -10,077,074.26 -11,840,562.26 USD XS3227887034 06/11/2025 TF 3.86 12/05/2026 -20,000,000.00 -19,722,497.41 -16,785,104.18 -19,722,497.41 USD XS3229111904 10/11/2025 TF 3.91 10/02/2026 -60,000,000.00 -59,735,460.01 -50,838,689.37 -59,735,460.01 USD XS3229424869 10/11/2025 TF 3.91 17/02/2026 -30,000,000.00 -29,845,165.92 -25,400,141.21 -29,845,165.92 USD XS3230356282 12/11/2025 TF 3.90 17/02/2026 -60,000,000.00 -59,691,048.65 -50,800,892.47 -59,691,048.65 USD XS3230356282 12/11/2025 TF 3.89 17/02/2026 -20,000,000.00 -19,897,342.65 -16,933,908.64 -19,897,342.65 USD XS3231310072 12/11/2025 TF 3.79 01/09/2026 -100,000,000.00 -97,511,277.92 -82,988,321.63 -97,511,277.92 USD XS3231920904 13/11/2025 TF 3.92 13/02/2026 -35,000,000.00 -34,833,974.32 -29,645,935.59 -34,833,974.32 USD XS3233354516 17/11/2025 TF 3.85 15/05/2026 -1,400,000,000.00 -1,380,154,524.73 -1,174,599,595.51 -1,380,154,524.72 USD XS3239039640 20/11/2025 TF 3.94 20/02/2026 -20,000,000.00 -19,889,479.45 -16,927,216.55 -19,889,479.45 USD XS3240759509 24/11/2025 TF 3.88 26/05/2026 -1,000,000,000.00 -984,559,048.81 -837,922,594.73 -984,559,048.81 USD XS3240783806 25/11/2025 TF 3.95 25/02/2026 -100,000,000.00 -99,391,314.89 -84,588,353.10 -99,391,314.89 USD XS3245528719 01/12/2025 TF 3.75 01/06/2026 -1,000,000,000.00 -984,451,089.07 -837,830,714.10 -984,451,089.07 -126,024,271,658.54 -126,162,498,865.50 -107,372,339,459.98 -126,162,498,865.48 22

Corporate Use# Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) ZAR 21510100 22/01/2015 TF 8.13 21/12/2026 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 21510200 11/03/2015 TF 8.13 21/12/2026 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 21510300 28/04/2015 TF 8.13 21/12/2026 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 21510400 06/08/2015 TF 8.13 21/12/2026 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 21510500 23/11/2015 TF 8.13 21/12/2026 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 21510600 19/01/2016 TF 8.13 21/12/2026 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 21510700 20/06/2016 TF 8.13 21/12/2026 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 21510800 30/08/2016 TF 8.13 21/12/2026 -400,000,000.00 -400,000,000.00 -20,572,004.59 -24,172,105.39 ZAR 21510900 30/08/2016 TF 8.13 21/12/2026 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 21511000 14/10/2016 TF 8.13 21/12/2026 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 21511100 29/03/2017 TF 8.13 21/12/2026 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 21511200 01/06/2017 TF 8.13 21/12/2026 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 21511300 22/06/2017 TF 8.13 21/12/2026 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 21511400 27/07/2017 TF 8.13 21/12/2026 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 21511500 24/08/2017 TF 8.13 21/12/2026 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 21511600 29/09/2017 TF 8.13 21/12/2026 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 21511700 28/09/2022 TF 8.13 21/12/2026 -200,000,000.00 -200,000,000.00 -10,286,002.29 -12,086,052.69 ZAR 21511800 30/11/2022 TF 8.13 21/12/2026 -300,000,000.00 -300,000,000.00 -15,429,003.44 -18,129,079.04 ZAR 21511900 21/02/2023 TF 8.13 21/12/2026 -200,000,000.00 -200,000,000.00 -10,286,002.29 -12,086,052.69 ZAR 21512000 06/07/2023 TF 8.13 21/12/2026 -200,000,000.00 -200,000,000.00 -10,286,002.29 -12,086,052.69 ZAR 21512100 26/07/2023 TF 8.13 21/12/2026 -400,000,000.00 -400,000,000.00 -20,572,004.59 -24,172,105.39 ZAR 22990100 05/05/2017 TF 8.00 05/05/2027 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 22990200 22/01/2018 TF 8.00 05/05/2027 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 22990300 10/07/2018 TF 8.00 05/05/2027 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 22990400 02/10/2018 TF 8.00 05/05/2027 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 22990500 22/01/2019 TF 8.00 05/05/2027 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 22990600 11/02/2019 TF 8.00 05/05/2027 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 22990700 01/04/2019 TF 8.00 05/05/2027 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 22990800 03/05/2019 TF 8.00 05/05/2027 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 22990900 10/07/2019 TF 8.00 05/05/2027 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 22991000 05/11/2019 TF 8.00 05/05/2027 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 22991100 21/01/2020 TF 8.00 05/05/2027 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 22991200 17/02/2020 TF 8.00 05/05/2027 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 22991300 28/08/2020 TF 8.00 05/05/2027 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 22991400 19/01/2023 TF 8.00 05/05/2027 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 22991500 28/02/2023 TF 8.00 05/05/2027 -350,000,000.00 -350,000,000.00 -18,000,504.01 -21,150,592.21 ZAR 22991600 18/10/2023 TF 8.00 05/05/2027 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 22991700 19/01/2024 TF 8.00 05/05/2027 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 23140100 18/10/2017 TF 9.00 18/10/2032 -652,278,951.78 -1,093,997,740.69 -56,264,316.35 -66,110,571.71 ZAR 23140200 04/05/2018 TF 8.72 18/10/2032 -843,639,408.31 -1,392,845,443.41 -71,634,057.13 -84,170,017.13 ZAR 23140300 29/01/2019 TF 9.19 18/10/2032 -478,102,594.71 -810,414,732.81 -41,679,639.00 -48,973,575.83 ZAR 23140400 12/01/2023 TF 9.35 18/10/2032 -167,000,000.00 -213,959,924.11 -11,003,961.35 -12,929,654.59 ZAR 23140500 09/02/2023 TF 9.19 18/10/2032 -213,250,000.00 -270,282,994.54 -13,900,657.51 -16,333,272.57 ZAR 23140600 28/02/2023 TF 9.80 18/10/2032 -202,850,000.00 -259,811,820.21 -13,362,124.89 -15,700,496.75 ZAR 23140700 24/04/2023 TF 9.84 18/10/2032 -205,000,000.00 -259,150,826.32 -13,328,129.97 -15,660,552.71 ZAR 23140800 11/10/2024 TF 8.80 18/10/2032 -203,388,482.75 -221,657,298.52 -11,399,837.41 -13,394,808.96 ZAR 24050100 13/08/2019 TF 7.65 13/08/2026 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 24290100 23/01/2020 TF 7.25 23/01/2030 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 24290200 14/04/2020 TF 7.25 23/01/2030 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 23

Corporate Use# ZAR 24290300 13/08/2020 TF 7.25 23/01/2030 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 24290400 07/10/2020 TF 7.25 23/01/2030 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24290500 28/10/2020 TF 7.25 23/01/2030 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24290600 15/04/2021 TF 7.25 23/01/2030 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24290700 19/05/2021 TF 7.25 23/01/2030 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 24290800 11/11/2021 TF 7.25 23/01/2030 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24290900 13/01/2022 TF 7.25 23/01/2030 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24291000 17/02/2022 TF 7.25 23/01/2030 -300,000,000.00 -300,000,000.00 -15,429,003.44 -18,129,079.04 ZAR 24291100 06/07/2022 TF 7.25 23/01/2030 -300,000,000.00 -300,000,000.00 -15,429,003.44 -18,129,079.04 ZAR 24291200 11/08/2022 TF 7.25 23/01/2030 -200,000,000.00 -200,000,000.00 -10,286,002.29 -12,086,052.69 ZAR 24291300 16/11/2022 TF 7.25 23/01/2030 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24291400 11/01/2023 TF 7.25 23/01/2030 -300,000,000.00 -300,000,000.00 -15,429,003.44 -18,129,079.04 ZAR 24291500 02/02/2023 TF 7.25 23/01/2030 -400,000,000.00 -400,000,000.00 -20,572,004.59 -24,172,105.39 ZAR 24291600 02/02/2023 TF 7.25 23/01/2030 -200,000,000.00 -200,000,000.00 -10,286,002.29 -12,086,052.69 ZAR 24291700 15/03/2023 TF 7.25 23/01/2030 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24291800 27/07/2023 TF 7.25 23/01/2030 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24291900 02/11/2023 TF 7.25 23/01/2030 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24292000 17/01/2024 TF 7.25 23/01/2030 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24292100 14/02/2024 TF 7.25 23/01/2030 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24292200 26/04/2024 TF 7.25 23/01/2030 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24292300 01/10/2024 TF 7.25 23/01/2030 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24292400 14/01/2025 TF 7.25 23/01/2030 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 24292500 26/02/2025 TF 7.25 23/01/2030 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24620100 27/07/2020 TF 6.75 27/07/2030 -170,000,000.00 -170,000,000.00 -8,743,101.95 -10,273,144.79 ZAR 24630100 02/09/2020 TF 7.88 02/09/2035 -310,000,000.00 -467,073,363.68 -24,021,588.45 -28,225,366.43 ZAR 24660100 21/09/2020 TF 5.80 21/09/2027 -170,000,000.00 -170,000,000.00 -8,743,101.95 -10,273,144.79 ZAR 24710100 30/09/2020 TF 5.94 30/09/2027 -170,000,000.00 -170,000,000.00 -8,743,101.95 -10,273,144.79 ZAR 24740100 28/09/2020 TF 6.50 28/09/2032 -750,000,000.00 -750,000,000.00 -38,572,508.60 -45,322,697.61 ZAR 24740200 04/05/2021 TF 6.50 28/09/2032 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24740300 11/11/2021 TF 6.50 28/09/2032 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24740400 09/02/2022 TF 6.50 28/09/2032 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24740500 17/05/2022 TF 6.50 28/09/2032 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24740600 12/01/2023 TF 6.50 28/09/2032 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 24740700 12/01/2023 TF 6.50 28/09/2032 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24740800 28/02/2023 TF 6.50 28/09/2032 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24740900 03/05/2023 TF 6.50 28/09/2032 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24741000 02/08/2023 TF 6.50 28/09/2032 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24741100 06/02/2024 TF 6.50 28/09/2032 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 24741200 22/05/2024 TF 6.50 28/09/2032 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24741300 26/06/2024 TF 6.50 28/09/2032 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24741400 23/08/2024 TF 6.50 28/09/2032 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24741500 18/09/2024 TF 6.50 28/09/2032 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24741600 04/11/2024 TF 6.50 28/09/2032 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24741700 14/01/2025 TF 6.50 28/09/2032 -250,000,000.00 -250,000,000.00 -12,857,502.87 -15,107,565.87 ZAR 24741800 21/02/2025 TF 6.50 28/09/2032 -500,000,000.00 -500,000,000.00 -25,715,005.73 -30,215,131.73 ZAR 24750100 06/10/2020 TF 6.10 06/10/2027 -170,000,000.00 -170,000,000.00 -8,743,101.95 -10,273,144.79 -34,455,509,437.55 -36,169,194,144.29 -1,860,182,069.57 -2,185,713,931.74 Totals -431,702,527,230.16 -507,250,469,495.44 (1) The USD equivalent amount may be calculated using the EUR/USD conversion rate of 1.1750 utilized for establishing the balance sheet of the registrant as at December 31, 2025 24